UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2013

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeeper
U.S. Equity

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPER

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	70

Financial Statements	90

Financial Highlights	100

Notes to Financial Statements	118

Report of Independent Registered Public Accounting Firm	137

Other Information	138

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 30-40 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is ”non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20-25 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time not short-term market movements Long-term participation in growing businesses less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment
■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities advanced robustly for the 12 months ended August 31, 2013 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 18.70%, and the Russell 3000® Index generated a return of 20.32% .

The Reporting Period began on a positive note, with September 2012 performance capping strong returns for the third quarter of 2012. Among the most dominant themes in 2012 was the steadfast commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan. Despite encouraging signs of momentum in the housing market and stabilization in the labor market during the fourth quarter of 2012, U.S. equities made only modest gains after President Obama’s re-election in November 2012, as resolution to the fiscal cliff of scheduled automatic tax increases and spending cuts proved a cliffhanger. In December 2012, the U.S. Federal Reserve Board (the “Fed”) updated its low interest rate policy to include the condition that the U.S. unemployment rate must decline to 6.5% or lower before it would tighten monetary policy again.

U.S. equities renewed their rally in 2013. The Dow Jones Industrial Average hit a new record high, while the S&P 500 Index made a five-year high as early as the first quarter of the new year. Strong momentum in the housing market was one of the biggest drivers of positive sentiment on the U.S. economy. The Case-Shiller index of house prices rose at its fastest pace since mid-2006. The labor market also improved, with the U.S. unemployment rate dropping to 7.7% .

However, the U.S. equity rally halted in mid-May 2013 when Fed Chair Bernanke announced a potential “tapering” of the pace of quantitative easing asset purchases. Equity markets reacted negatively again in June 2013 on news the Fed’s slowing could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. While the U.S. equity market rebounded back in July 2013, stocks retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the country’s debt ceiling. Oil prices responded accordingly, with the international Brent crude oil index hitting a six-month high, and the U.S. West Texas Intermediate (“WTI”) crude oil benchmark rising to its highest level in two years.

For the Reporting Period overall, small-cap companies performed best with mid-cap companies close behind. While generating solid double-digit positive returns, large-cap stocks followed at some distance. Value stocks outpaced growth stocks in the large-cap and mid-cap segments of the U.S. equity market, but growth stocks outperformed value stocks within the small-cap segment of the U.S. equity market capitalization spectrum. (All as measured by Russell Investments indices.) Within the S&P 500 Index, all ten sectors made gains during the Reporting Period. The financials sector led returns, driven by improving earnings and sentiment for financial stocks. On optimism about the economy and improved consumer confidence, health care, consumer discretionary and industrials also posted robust double-digit gains. The telecommunication services and information technology sectors generated positive returns but significantly underperformed the broader market as a number of bellwether stocks offered mixed corporate earnings reports during the Reporting Period.

MARKET REVIEW

Looking Ahead

Despite strong performance year-to-date through August 2013, we believe the case for investing in U.S. equities remains compelling. At the end of the Reporting Period, in our view U.S. equities were still fairly valued relative to history and inexpensive relative to fixed income. Going forward, we believe strong corporate balance sheets provide companies with a number of options to enhance shareholder value, in our view. Further, signs of improving U.S. economic growth remain intact. Particularly notable, the U.S. housing and employment markets were continuing to strengthen and support higher levels of personal income and consumer confidence. Still, concerns about the Fed’s tapering of asset purchases, rising interest rates, political gridlock in Washington D.C. over the U.S. debt ceiling and increasing tensions in the Middle East remain potential headwinds. We believe it is important to recognize that rising interest rates and advancing equity markets are not always mutually exclusive, especially when there is improving economic growth and when interest rates are still low by historical standards. We believe improved investor sentiment and increased flows into U.S. equities could be catalysts for the U.S. equity markets in the months ahead.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

MARKET REVIEW

Changes to the Team’s Management

On April 17, 2013, three investment professionals, Joe Hudepohl (co-lead portfolio manager, large cap strategies), Scott Kolar (co-lead portfolio manager, mid/SMID cap strategies), and Warren Fisher (research analyst/portfolio manager) left the firm.

By design, all investment decisions in the Growth Equity team are performed in a co-lead and team structure, with multiple subject matter experts. This strategic decision has been the cornerstone of our approach and ensures continuity in our clients’ portfolios.

Alongside Steve Barry, the lead portfolio managers for our Growth Equity strategies are:

■   Large cap strategies (Capital Growth, Strategic Growth, Concentrated Growth and Focused Growth): Tim Leahy and Stephen Becker

■   Non-large cap strategies (Small/Mid Cap Growth and Growth Opportunities): Jeff Rabinowitz and Craig Glassner

■   Flexible Cap Growth and Technology Tollkeeper: Jeff Rabinowitz

■   U.S. Equity: John Arege and Stephen Becker

Our 32-year time-tested investment philosophy remains the same. We buy high quality growth businesses at what we believe are attractive valuations and drive investment performance through stock selection.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.41%, 14.60%, 14.57%, 15.89%, 15.32%, 15.75% and 15.15%, respectively. These returns compare to the 16.43% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the information technology, consumer staples and materials sectors. Effective stock selection and positioning in the financials sector helped the Fund’s performance most relative to the Russell Index. Strong stock selection in the consumer discretionary and industrials sectors contributed positively as well.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, data center solutions company Equinix and managed hosting and cloud computing services provider Rackspace Hosting.

A position in Apple detracted most from the Fund’s returns during the Reporting Period. Apple’s shares experienced a pullback due to concerns about slower iPhone revenue growth and increasing competition, combined with disappointing guidance for 2013. The iPhone accounts for approximately 60% of Apple’s gross profits and remains the key driver of the company’s growth. In our view, Apple actually reported a solid set of results for the second quarter of its fiscal year and better than expected results for its fiscal third quarter as investors looked forward to the unveiling of new iPhone models expected in September. At the end of the Reporting Period, we continued to have a positive outlook on Apple and believe there were a number of potential catalysts for additional growth on the horizon.

Equinix was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real

PORTFOLIO RESULTS

estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

Rackspace Hosting detracted from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While we continued to believe Rackspace Hosting should benefit as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we became concerned the transition to the new cloud platform was taking longer than anticipated and thus decided to sell the Fund’s position in the company’s stock in favor of higher conviction ideas.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in biotechnology company Gilead Sciences, biopharmaceutical company Celgene and diversified technology and manufacturing company Honeywell International.

Gilead Sciences was the top contributor to the Fund’s relative performance during the Reporting Period. In our view, the company is a dominant player in the HIV and Hepatitis C treatment areas, and indeed it was strong sales of its HIV treatments and positive data on its Hepatitis C pipeline development that drove the company’s strong performance during the Reporting Period. At the end of the Reporting Period, we continued to believe the company’s Hepatitis C treatment under development has the potential to be a significant contributor to Gilead Sciences’ bottom line if approved. While operating margins are expected to remain low in the near term due to new drug launch costs and investments in its development pipeline, we believe the company should see significant earnings gains should margins return to historical levels.

Celgene was a strong contributor to the Fund’s performance during the Reporting Period. The company announced solid fiscal fourth quarter results, driven by better than expected earnings. We believe Celgene is well positioned to grow key products throughout the year. Revlimid, used for the treatment of multiple myeloma, holds a strong market share in the U.S., and we believe continued international rollouts should contribute to a strong growth trajectory. We also believe Abraxane, used for the treatment of metastatic breast cancer and non-small cell lung cancer, is well positioned to deliver solid near-term and long-term growth.

Honeywell International’s stock reached an all-time high during the Reporting Period. Its shares rose as the company continued to execute on its long-term growth and operating plans. Honeywell International reported that margins expanded further in 2012, and its long cycle backlog achieved strong organic growth. We like Honeywell International’s management team and believe it has performed well through the soft global economy. In our view, the company remains well positioned with exposure to growth areas such as commercial aerospace and energy efficiency.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Starbucks, a company that manufactures and sells coffee and tea. We believe Starbucks is well positioned to grow internationally, as China is now its second largest market and has a high return on capital. We also believe the development of new high margin revenue channels, including bottled coffee beverages, single-service machines and varied food products, should help Starbucks sustain its growth. In our view, Starbucks has a strong balance sheet, and we believe lower coffee prices over the next two years could lead to increased earnings.

PORTFOLIO RESULTS

We established a Fund position in FedEx, a global provider of transportation and business services. From its start as an overnight air express courier in the U.S., FedEx has diversified geographically and by business line. More than one-third of the company’s revenue is now generated outside of the U.S. with strong exposure to the faster growing Latin America and Asia markets. FedEx has built upon its leading position in air delivery while successfully expanding its market share in U.S. ground deliveries since 2000. We believe a number of industry and company specific factors make FedEx an attractive investment.

Conversely, in addition to the sale of Rackspace Hosting, already mentioned, we eliminated the Fund’s position in futures and options exchange CME Group during the Reporting Period. While CME Group should benefit from recent regulatory changes that require over-the-counter derivatives transactions to be centrally cleared, we sold the position in favor of a higher conviction opportunity.

We exited the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and industrials increased and its allocations to consumer discretionary, energy and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the financials, industrials and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary and materials. The Fund was rather neutrally weighted to the Russell Index in consumer staples, energy, information technology and telecommunication services and had no position at all in utilities on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Stephen Becker, CFA, replaced Joseph Hudepohl, who left the firm in April 2013, as a co-lead portfolio manager. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Capital Growth Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	15.41%	16.43%
Class B	14.60	16.43
Class C	14.57	16.43
Institutional	15.89	16.43
Service	15.32	16.43
Class IR	15.75	16.43
Class R	15.15	16.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.97%	4.03%	5.35%	8.50%	4/20/90
Class B	10.46	4.06	5.30	6.20	5/01/96
Class C	14.48	4.43	5.16	3.98	8/15/97
Institutional	16.80	5.63	6.37	5.17	8/15/97
Service	16.22	5.11	5.84	4.65	8/15/97
Class IR	16.66	5.48	N/A	3.70	11/30/07
Class R	16.08	4.96	N/A	3.18	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.48%
Class B	1.89	2.23
Class C	1.89	2.23
Institutional	0.74	1.08
Service	1.24	1.58
Class IR	0.89	1.23
Class R	1.39	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.3%	Computers & Peripherals
Google, Inc. Class A	3.8	Internet Software & Services
QUALCOMM, Inc.	3.2	Communications Equipment
Honeywell International, Inc.	2.6	Aerospace & Defense
SBA Communications Corp. Class A	2.2	Wireless Telecommunication Services
Philip Morris International, Inc.	2.2	Tobacco
Amazon.com, Inc.	2.1	Internet & Catalog Retail
CBRE Group, Inc. Class A	2.1	Real Estate Management & Development
NIKE, Inc. Class B	2.1	Textiles, Apparel & Luxury Goods
Schlumberger Ltd.	2.1	Energy Equipment & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	15.41%	6.12%	5.97%	8.89%
Including sales charges	9.07%	4.93%	5.38%	8.63%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	14.60%	5.35%	5.34%	6.39%
Including contingent deferred sales charges	9.60%	4.99%	5.34%	6.39%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.57%	5.34%	5.18%	4.20%
Including contingent deferred sales charges	13.57%	5.34%	5.18%	4.20%

Institutional (Commenced August 15, 1997)	15.89%	6.55%	6.39%	5.39%

Service (Commenced August 15, 1997)	15.32%	6.03%	5.86%	4.87%

Class IR (Commenced November 30, 2007)	15.75%	6.41%	N/A	4.34%

Class R (Commenced November 30, 2007)	15.15%	5.87%	N/A	3.83%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 14.36%, 13.55%, 13.57%, 14.81%, 14.61% and 14.13%, respectively. These returns compare to the 16.43% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, having underweighted allocations to the strongly performing health care and industrials sectors and having an overweighted allocation to the weaker information technology sector detracted from the Fund’s relative results most during the Reporting Period. Effective stock selection in the consumer staples, consumer discretionary and financials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in data center solutions company Equinix, managed hosting and cloud computing services provider Rackspace Hosting and personal computer and mobile communications device giant Apple.

Equinix was the most significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

PORTFOLIO RESULTS

Rackspace Hosting detracted from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While we continued to believe Rackspace Hosting should benefit as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we became concerned the transition to the new cloud platform was taking longer than anticipated and thus decided to sell the Fund’s position in the company’s stock in favor of higher conviction ideas.

A position in Apple was another significant detractor from the Fund’s returns during the Reporting Period. Apple’s shares experienced a pullback due to concerns about slower iPhone revenue growth and increasing competition, combined with disappointing guidance for 2013. The iPhone accounts for approximately 60% of Apple’s gross profits and remains the key driver of the company’s growth. In our view, Apple actually reported a solid set of results for the second quarter of its fiscal year and better than expected results for its fiscal third quarter as investors looked forward to the unveiling of new iPhone models expected in September. At the end of the Reporting Period, we continued to have a positive outlook on Apple and believe there were a number of potential catalysts for additional growth on the horizon.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in biotechnology company Vertex Pharmaceuticals, fast-casual restaurant operator Chipotle Mexican Grill and retail electronic payments network operator MasterCard.

Vertex Pharmaceuticals was a top contributor to the Fund’s relative performance during the Reporting Period, as supportive trial data on one of its cystic fibrosis drugs under development caused its shares to spike in April 2013 as regulatory approval of the treatment seemed more likely. At the end of the Reporting Period, we continued to believe Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its addressable market. We further believed the opportunity for the company’s Hepatitis C business was underestimated by the market, which could lead to upside in its stock. In our view, the company maintained a strong pipeline of new treatments and a balance sheet that should help fund research on additional therapies.

Chipotle Mexican Grill contributed positively to the Fund’s relative performance during the Reporting Period. Its shares gained as quarterly results were strong, indicating healthy same-store sales trends and moderating food prices. Because food inflation abated, Chipotle Mexican Grill announced it no longer plans to raise prices in 2013, which we saw as a long-term positive. In our view, the company has the ability to significantly increase its restaurant count and build upon its reputation for quality and healthier food. The company also has a strong net cash position and generates free cash flow, which we believe provides its management the ability to allocate capital to future growth while focusing on ways to enhance total shareholder returns.

MasterCard had multiple strong quarters during the Reporting Period in which earnings exceeded expectations. The company also announced plans to return money to shareholders through a $2 billion share repurchase program and increase its cash dividend. At the end of the Reporting Period, we believed MasterCard remained well positioned given its brand recognition, solid management team and large and growing market share of the credit card business. In our view, the company’s large payment network and the breadth of its global footprint should allow it to benefit from the secular growth in electronic cash-less payments and transaction volume growth over the long term.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Dollar General during the Reporting Period. Dollar General is a discount retailer with more than 10,000 stores in the U.S. and is a leader in the dollar stores sector, a sector that has been a consistent, long-term share gainer within the broader U.S. retailing industry. We believe the company should deliver sales growth supported by square footage growth from new stores. The company added 625 stores in 2012 and plans to add 635 during 2013. We have confidence in its management’s ability to take advantage of existing growth opportunities and to continue to gain market share in a growing industry.

We established a Fund position in FedEx, a global provider of transportation and business services. From its start as an overnight air express courier in the U.S., FedEx has diversified geographically and by business line. More than

PORTFOLIO RESULTS

one-third of the company’s revenue is now generated outside of the U.S. with strong exposure to the faster growing Latin America and Asia markets. FedEx has built upon its leading position in air delivery while successfully expanding its market share in U.S. ground deliveries since 2000. We believe a number of industry and company specific factors make FedEx an attractive investment.

Conversely, we exited the Fund’s position in global payments and business services company American Express during the Reporting Period. Its shares rather steadily increased during the Reporting Period under the sentiment that spending volumes should remain healthy in the near future. In our view, the stock was fully valued, and we believed better growth opportunities existed elsewhere.

We exited the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care and industrials increased and its allocations to financials, information technology, materials and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, materials, health care and industrials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and telecommunication services and had no position at all in the utilities sector on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Stephen Becker, CFA, replaced Joseph Hudepohl, who left the firm in April 2013, as a co-lead portfolio manager. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	14.36%	16.43%
Class B	13.55	16.43
Class C	13.57	16.43
Institutional	14.81	16.43
Class IR	14.61	16.43
Class R	14.13	16.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.96%	3.06%	4.91%	5.66%	9/03/02
Class B	11.48	3.08	4.86	5.63	9/03/02
Class C	15.50	3.45	4.71	5.41	9/03/02
Institutional	17.87	4.65	5.93	6.64	9/03/02
Class IR	17.72	4.47	N/A	2.90	11/30/07
Class R	17.03	3.96	N/A	2.41	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.57%
Class B	2.01	2.32
Class C	2.01	2.32
Institutional	0.86	1.17
Class IR	1.01	1.32
Class R	1.51	1.82

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
QUALCOMM, Inc.	5.8%	Communications Equipment
Apple, Inc.	5.4	Computers & Peripherals
Google, Inc. Class A	5.1	Internet Software & Services
American Tower Corp.	4.4	Real Estate Investment Trusts
Schlumberger Ltd.	4.1	Energy Equipment & Services
Equinix, Inc.	3.9	Internet Software & Services
Costco Wholesale Corp.	3.5	Food & Staples Retailing
NIKE, Inc. Class B	3.3	Textiles, Apparel & Luxury Goods
CBRE Group, Inc. Class A	3.2	Real Estate Management & Development
Dollar General Corp.	3.0	Multiline Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	14.36%	4.80%	5.47%	6.43%
Including sales charges	8.08%	3.62%	4.88%	5.88%

Class B (Commenced September 3, 2002)
Excluding contingent deferred sales charges	13.55%	4.01%	4.84%	5.85%
Including contingent deferred sales charges	8.54%	3.67%	4.83%	5.85%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	13.57%	4.03%	4.68%	5.62%
Including contingent deferred sales charges	12.57%	4.03%	4.68%	5.62%

Institutional (Commenced September 3, 2002)	14.81%	5.22%	5.89%	6.85%

Class IR (Commenced November 30, 2007)	14.61%	5.05%	N/A	3.38%

Class R (Commenced November 30, 2007)	14.13%	4.55%	N/A	2.90%

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 16.78%, 15.94%, 17.23%, 17.08% and 16.50%, respectively. These returns compare to the 17.29% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in information technology and energy and having an underweighted allocation to industrials, which outpaced the Russell Index during the Reporting Period, detracted from the Fund’s relative results most during the Reporting Period. Effective stock selection in the financials, consumer staples and telecommunication services sectors helped the Fund’s performance most relative to the Russell Index.
Q	Which stocks detracted significantly from the Funds performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, data center solutions company Equinix and point-of-sale card payment device manufacturer VeriFone Systems.

A position in Apple was the most significant detractor from the Fund’s returns during the Reporting Period. Apple’s shares experienced a pullback due to concerns about slower iPhone revenue growth and increasing competition, combined with disappointing guidance for 2013. The iPhone accounts for approximately 60% of Apple’s gross profits and remains the key driver of the company’s growth. In our view, Apple actually reported a solid set of results for the second quarter of its fiscal year and better than expected results for its fiscal third quarter as investors looked forward to the unveiling of new iPhone models expected in September. At the end of the Reporting Period, we continued to have a positive outlook on Apple and believe there were a number of potential catalysts for additional growth on the horizon.

Equinix was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies

PORTFOLIO RESULTS

in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

VeriFone Systems, a new position for the Fund during the Reporting Period, was another significant detractor from the Fund’s relative results. Its shares declined sharply following a revenue and earnings miss and a disappointing outlook for the first fiscal quarter of 2013. In our view, the results highlight the challenges the company is facing in migrating from a hardware business to a services business and demonstrate its management’s failure to integrate recent acquisitions. As a result, we exited the Fund’s position in VeriFone Systems approximately midway through the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in biotechnology company Vertex Pharmaceuticals, luxury home furniture retailer Restoration Hardware and global clothing manufacturer PVH.

Vertex Pharmaceuticals was a top contributor to the Fund’s relative performance during the Reporting Period, as supportive trial data on one of its cystic fibrosis drugs under development caused its shares to spike in April 2013 as regulatory approval of the treatment seemed more likely. At the end of the Reporting Period, we continued to believe Vertex Pharmaceuticals had an attractive risk/reward profile and was well positioned to grow its addressable market. We further believed the opportunity for the company’s Hepatitis C business was underestimated by the market, which could lead to upside in its stock. In our view, the company maintained a strong pipeline of new treatments and a balance sheet that should help fund research on additional therapies.
Restoration Hardware was a strong contributor to the Fund’s relative performance as the company reported strong first quarter fiscal 2013 financial results, beating consensus expectations. The company’s net revenues increased 38% year over year and comparable store sales increased 41% year over year. Restoration Hardware also raised its full year outlook and guided ahead of estimates for its second fiscal quarter. In our view, the company is positioned as one of the few national companies selling high-end home furnishings and furniture and has been able to grow rapidly without expanding its total number of stores. The company continues to invest in new markets and businesses, such as the recently announced RH Kitchen and Tableware and RH Antiques, which we believe could help to drive continued growth.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group, a deal that closed in early 2013. The acquisition brings full control of the Calvin Klein brand to PVH and expands PVH’s presence in Europe, Asia and Latin America. The company reported first quarter 2013 earnings and sales that exceeded analysts’ expectations. Results were primarily driven by strong revenue growth following the acquisition of Warnaco Group and improved margins. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in global e-commerce company eBay during the Reporting Period. We believe eBay represents one of the best risk/reward opportunities in its industry. Along with its payment engine business, PayPal, eBay is now playing offense following several years of rebuilding confidence as the company navigated a turnaround. In our view, the company is innovating in both its marketplaces and its PayPal businesses and positioning itself as the partner of choice for merchants. eBay continues

PORTFOLIO RESULTS

to improve the user experience, and we believe the company is well positioned to take advantage of the secular trend of e-commerce and the growth of mobile usage.

We initiated a Fund position in L Brands (formerly Limited Brands) during the Reporting Period. L Brands has grown from an apparel-based specialty retailer to a nearly $11 billion segment leader focused on lingerie and beauty and personal care products, led by its core Victoria’s Secret and Bath & Bodyworks brands. The company operates 2,873 retail stores in the U.S., Canada and the U.K. In our view, there are three key initiatives the company is focused on that should drive its growth going forward — Victoria’s Secret’s U.S. square footage growth; category expansion into natural adjacencies such as sports bras, loungewear and swimwear; and international expansion given low sales penetration. We also anticipate operating margin expansion through supply chain improvements that could lead to shorter lead times and allow stores to keep products fresh thereby reducing markdowns. The company also appears committed to returning excess free cash flow to shareholders through dividends and share repurchases. At the beginning of 2013, sentiment on the stock began to wane, so we took the opportunity to initiate a position in what we considered to be a high quality company with strong long-term growth and shareholder return potential.

Conversely, we exited the Fund’s position in global payments and business services company American Express during the Reporting Period. Its shares rather steadily increased during the Reporting Period under the sentiment that spending volumes should remain healthy in the near future. In our view, the stock was fully valued, and we believed better growth opportunities existed elsewhere.

We exited the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care and industrials increased and its allocations to consumer discretionary, energy, financials and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had an overweighted position relative to the Russell Index in the financials sector. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, consumer discretionary, materials and industrials and was rather neutrally weighted to the Russell Index in energy, health care, information technology and telecommunication services. The Fund had no position at all in the utilities sector on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Scott Kolar and Warren Fisher each left the firm in April 2013. Chief Investment Officer Steven Barry and Jeffrey Rebinowitz remain as lead portfolio managers of the Fund. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Flexible Cap Growth Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]
Class A	16.78%	17.29%
Class C	15.94	17.29
Institutional	17.23	17.29
Class IR	17.08	17.29
Class R	16.50	17.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Year	Since Inception	Inception Date
Class A	10.39%	4.93%	5.79%	1/31/08
Class C	14.90	5.38	6.15	1/31/08
Institutional	17.35	6.56	7.36	1/31/08
Class IR	17.17	6.41	7.19	1/31/08
Class R	16.64	5.89	6.67	1/31/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	3.14%
Class C	2.01	3.89
Institutional	0.86	2.74
Class IR	1.01	2.89
Class R	1.51	3.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.1%	Computers & Peripherals
Google, Inc. Class A	3.8	Internet Software & Services
QUALCOMM, Inc.	3.1	Communications Equipment
Schlumberger Ltd.	2.8	Energy Equipment & Services
Costco Wholesale Corp.	2.0	Food & Staples Retailing
SBA Communications Corp. Class A	2.0	Wireless Telecommunication Services
Equinix, Inc.	2.0	Internet Software & Services
NIKE, Inc. Class B	1.8	Textiles, Apparel & Luxury Goods
Amazon.com, Inc.	1.8	Internet & Catalog Retail
IntercontinentalExchange, Inc.	1.6	Diversified Financial Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	16.78%	7.16%	7.59%
Including sales charges	10.34%	5.95%	6.51%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	15.94%	6.40%	6.84%
Including contingent deferred sales charges	14.80%	6.40%	6.84%

Institutional (Commenced January 31, 2008)	17.23%	7.61%	8.05%

Class IR (Commenced January 31, 2008)	17.08%	7.45%	7.88%

Class R (Commenced January 31, 2008)	16.50%	6.92%	7.35%

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 14.79%, 13.94%, 15.33%, 15.08% and 14.53%, respectively. These returns compare to the 16.43% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance

A	Challenging stock selection in health care, having an underweighted allocation to industrials, which outpaced the Russell Index during the Reporting Period, and having an overweighted allocation to information technology, which lagged the Russell Index during the Reporting Period, detracted from the Fund’s relative results most. Effective stock selection in the financials, consumer discretionary and consumer staples sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in managed hosting and cloud computing services provider Rackspace Hosting, data center solutions company Equinix and personal computer and mobile communications device giant Apple.

Rackspace Hosting detracted most from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While we continued to believe Rackspace Hosting should benefit as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we became concerned the transition to the new cloud platform was taking longer than anticipated and thus decided to sell the Fund’s position in the company’s stock in favor of higher conviction ideas.

Equinix was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more

PORTFOLIO RESULTS

closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

A position in Apple was another significant detractor from the Fund’s returns during the Reporting Period. Apple’s shares experienced a pullback due to concerns about slower iPhone revenue growth and increasing competition, combined with disappointing guidance for 2013. The iPhone accounts for approximately 60% of Apple’s gross profits and remains the key driver of the company’s growth. In our view, Apple actually reported a solid set of results for the second quarter of its fiscal year and better than expected results for its fiscal third quarter as investors looked forward to the unveiling of new iPhone models expected in September. At the end of the Reporting Period, we continued to have a positive outlook on Apple and believe there were a number of potential catalysts for additional growth on the horizon.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global clothing manufacturer PVH, athletic footwear and apparel seller Nike and semiconductor chip company Xilinx.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group, a deal that closed in early 2013. The acquisition brings full control of the Calvin Klein brand to PVH and expands PVH’s presence in Europe, Asia and Latin America. The company reported first quarter 2013 earnings and sales that exceeded analysts’ expectations. Results were primarily driven by strong revenue growth following the acquisition of Warnaco Group and improved margins. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Nike contributed to the Fund’s relative performance during the Reporting Period. Its shares gained as the company improved margins and increased its revenue outlook through the Reporting Period. Nike also announced the divestiture of its Cole Haan affiliate brand, which we believe should be accretive to earnings going forward. At the end of the Reporting Period, we continued to believe in the strength of Nike’s franchise and its growth opportunities domestically and abroad. In our view, the company’s dominant marketing and research and development budget coupled with its emphasis on global leadership in innovation and influence indicate that Nike may well continue to participate in the long-term growth of the emerging markets.

Xilinx continued to benefit from its dominant market position in programmable logic devices (“PLDs”), which have been taking share from application-specific integrated circuits (“ASICs”), a custom semiconductor chip. We believe Xilinx should remain a beneficiary as the addressable market for PLDs further expands given the benefits they offer over ASICs — lower development costs, shorter development time and upgradability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Intercontinental Exchange, an operator of regulated futures exchanges, over-the-counter (“OTC”) markets and derivatives clearing houses. We believe the globalization of markets, rising demand for commodities and movement toward clearing and post-trade automation should drive Intercontinental Exchange’s growth going forward. Additionally, we are positive on the company’s recent acquisition of NYSE Euronext and the transition of NYSE Liffe UK markets to the Intercontinental Exchange clearing platform.

PORTFOLIO RESULTS

We established a Fund position in FedEx, a global provider of transportation and business services. From its start as an overnight air express courier in the U.S., FedEx has diversified geographically and by business line. More than one-third of the company’s revenue is now generated outside of the U.S. with strong exposure to the faster growing Latin America and Asia markets. FedEx has built upon its leading position in air delivery while successfully expanding its market share in U.S. ground deliveries since 2000. We believe a number of industry and company specific factors make FedEx an attractive investment.

Conversely, in addition to the sale of Rackspace Hosting, already mentioned, we exited the Fund’s position in global payments and business services company American Express during the Reporting Period. Its shares rather steadily increased during the Reporting Period under the sentiment that spending volumes should remain healthy in the near future. In our view, the stock was fully valued, and we believed better growth opportunities existed elsewhere.

We eliminated the Fund’s position in oil services firm Halliburton. While we remain optimistic on the long-term fundamental profile of the company, we decided to sell out of the position in favor of a higher conviction idea with what we considered to be a more attractive risk/reward profile.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, industrials and information technology increased and its allocations to energy, financials and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, telecommunication services and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, health care and industrials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and had no position at all in the materials or utilities sectors on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Stephen Becker, CFA, replaced Joseph Hudepohl, who left the firm in April 2013, as a co-lead portfolio manager. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Focused Growth Fund

as of August 31, 2013

PERFORMANCE REVIEW
January 31, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	14.79%	16.43%
Class C	13.94	16.43
Institutional	15.33	16.43
Class IR	15.08	16.43
Class R	14.53	16.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Since Inception	Inception Date
Class A	12.97%	13.10%	1/31/12
Class C	17.61	16.84	1/31/12
Institutional	19.99	18.19	1/31/12
Class IR	19.84	18.01	1/31/12
Class R	19.24	17.43	1/31/12

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	17.07%
Class C	1.99	17.82
Institutional	0.84	16.67
Class IR	0.99	16.82
Class R	1.49	17.32

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
QUALCOMM, Inc.	7.1%	Communications Equipment
Apple, Inc.	6.9	Computers & Peripherals
Google, Inc. Class A	5.8	Internet Software & Services
CBRE Group, Inc. Class A	5.3	Real Estate Management & Development
IntercontinentalExchange, Inc.	5.0	Diversified Financial Services
Equinix, Inc.	4.9	Internet Software & Services
NIKE, Inc. Class B	4.8	Textiles, Apparel & Luxury Goods
Xilinx, Inc.	4.8	Semiconductors & Semiconductor Equipment
SBA Communications Corp. Class A	4.7	Wireless Telecommunication Services
FedEx Corp.	4.6	Air Freight & Logistics

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED GROWTH FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on January 31, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2012 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Since Inception
Class A (Commenced January 31, 2012)
Excluding sales charges	14.79%	18.15%
Including sales charges	8.48%	14.02%

Class C (Commenced January 31, 2012)
Excluding contingent deferred sales charges	13.94%	17.34%
Including contingent deferred sales charges	12.94%	17.34%

Institutional (Commenced January 31, 2012)	15.33%	18.70%

Class IR (Commenced January 31, 2012)	15.08%	18.53%

Class R (Commenced January 31, 2012)	14.53%	17.91%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 19.84%, 18.94%, 18.94%, 20.38%, 19.74%, 20.18% and 19.61%, respectively. These returns compare to the 23.97% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but both stock selection and sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the consumer discretionary, industrials and health care sectors. Having an underweight position in the industrials sector, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the financials, materials and information technology sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in managed hosting and cloud computing services provider Rackspace Hosting, data center solutions company Equinix and pet-related products supplier PetSmart.

Rackspace Hosting detracted most from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While the secular growth trends driving Rackspace Hosting remained intact at the end of the Reporting Period, as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we are being thoughtful about position sizing in order to reflect changes in the company’s overall risk/reward profile.

Equinix was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S.

PORTFOLIO RESULTS

Internal Revenue Service (“IRS”) announced it will more closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

PetSmart detracted from the Fund’s performance during the Reporting Period as two key issues impacted its stock at the start of 2013. First was concerns about the turnover in its management, as both the Chief Executive Officer and Chief Financial Officer left the company. Second was concerns that e-commerce may become a growing competitive threat to the business. However, at the end of the Reporting Period, we remained confident in the business’ growth prospects and thought the management turnover was part of a long- planned transition that should not negatively impact the company. While we are wary of the impact online retail could have on all traditional retailers, we believe PetSmart remains relatively well insulated given that it remains largely uneconomical to ship pet food to consumers. Traffic trends at PetSmart remained positive, which we think is a key indicator pet owners prefer to shop in stores instead of online.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty commercial financial services company FleetCor Technologies, global clothing manufacturer PVH and independent energy exploration and production company Pioneer Natural Resources.

FleetCor Technologies, an independent global provider of specialized payment products and services, was the top contributor to the Fund’s relative performance during the Reporting Period. FleetCor Technologies’ stock performed well, as the company has successfully integrated accretive acquisitions and consistently beat and raised earnings estimates. While we still like the company and its growth prospects, we trimmed the Fund’s position in FleetCor Technologies’ stock to take profits and reflect its increased valuation.

PVH is an apparel company whose portfolio of brands includes Calvin Klein, Tommy Hilfiger, Van Heusen and IZOD, amongst others. Its shares performed well during the Reporting Period after the company announced its strategic acquisition of rival Warnaco Group, a deal that closed in early 2013. The acquisition brings full control of the Calvin Klein brand to PVH and expands PVH’s presence in Europe, Asia and Latin America. The company reported first quarter 2013 earnings and sales that exceeded analysts’ expectations. Results were primarily driven by strong revenue growth following the acquisition of Warnaco Group and improved margins. PVH’s stock also performed well as both the Tommy Hilfiger and Calvin Klein brands continued to demonstrate high growth both in the U.S. and in international markets.

Pioneer Natural Resources’ exploration and production operations are focused in onshore U.S. properties, primarily in the Permian and Eagle Ford basins. These basins are predominantly oil/liquids plays and have recently been offering some of the best economics in the U.S. onshore energy industry. These conditions, along with strong horizontal Wolfcamp well results to date in the Permian basin, have de-risked a meaningful portion of Pioneer Natural Resources’ acreage. During the Reporting Period, the company announced positive well results in a quarterly earnings release, results which had been highly anticipated. The data contributed to the confirmation of its geological model across its acreage and the thesis that Pioneer Natural Resources’ Wolfcamp acreage becomes richer in oil as it moves north. We believe the company should benefit from a favorable production growth profile with a shift to oil, a shift that has already had a positive impact on its margins, capital efficiency and returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in L Brands (formerly Limited Brands) during the Reporting Period. L Brands has grown from an apparel-based specialty retailer to a nearly $11 billion segment leader focused on lingerie and beauty and personal care products, led by its core Victoria’s Secret and Bath & Bodyworks brands. The company operates 2,873 retail stores in the U.S., Canada and the U.K. In our view,

PORTFOLIO RESULTS

there are three key initiatives the company is focused on that should drive its growth going forward — Victoria’s Secret’s U.S. square footage growth; category expansion into natural adjacencies such as sports bras, loungewear and swimwear; and international expansion given low sales penetration. We also anticipate operating margin expansion through supply chain improvements that could lead to shorter lead times and allow stores to keep products fresh thereby reducing markdowns. The company also appears committed to returning excess free cash flow to shareholders through dividends and share repurchases. At the beginning of 2013, sentiment on the stock began to wane, so we took the opportunity to initiate a position in what we considered to be a high quality company with strong long-term growth and shareholder return potential.

We established a Fund position in Dollar General during the Reporting Period. Dollar General is a discount retailer with more than 10,000 stores in the U.S. and is a leader in the dollar stores sector, a sector that has been a consistent, long-term share gainer within the broader U.S. retailing industry. We believe the company should deliver sales growth supported by square footage growth from new stores. The company added 625 stores in 2012 and plans to add 635 during 2013. We have confidence in its management’s ability to take advantage of existing growth opportunities and to continue to gain market share in a growing industry.

Conversely, we exited the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

We eliminated the Fund’s position in Family Dollar Stores. While we like the retail market segment, we lost confidence in the turnaround story of Family Dollar Stores. We decided to sell out of the Fund’s position and to initiate a position in Dollar General instead, a similar company but one that we believe should provide more consistent growth.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care and industrials increased and its allocations to consumer discretionary, energy, information technology and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the financials, health care and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, industrials, consumer staples, information technology and materials. The Fund was rather neutrally weighted to the Index in energy and had no position at all in utilities on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Craig Glassner, CFA, replaced Scott Kolar, who left the firm in April 2013, as a co-lead portfolio manager. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Class A	19.84%	23.97%
Class B	18.94	23.97
Class C	18.94	23.97
Institutional	20.38	23.97
Service	19.74	23.97
Class IR	20.18	23.97
Class R	19.61	23.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.61%	6.88%	9.08%	10.37%	5/24/99
Class B	11.81	6.90	9.02	10.39	5/24/99
Class C	16.12	7.30	8.88	9.99	5/24/99
Institutional	18.57	8.54	10.14	11.25	5/24/99
Service	17.99	8.01	9.59	10.69	5/24/99
Class IR	18.40	8.37	N/A	7.02	11/30/07
Class R	17.82	7.84	N/A	6.50	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.41%
Class B	2.10	2.16
Class C	2.10	2.16
Institutional	0.95	1.01
Service	1.45	1.51
Class IR	1.10	1.16
Class R	1.60	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	3.2%	Wireless Telecommunication Services
Equinix, Inc.	2.4	Internet Software & Services
IntercontinentalExchange, Inc.	2.4	Diversified Financial Services
CBRE Group, Inc. Class A	2.3	Real Estate Management & Development
MSCI, Inc.	2.3	Diversified Financial Services
PVH Corp.	2.3	Textiles, Apparel & Luxury Goods
L Brands, Inc.	2.3	Specialty Retail
Dollar General Corp.	2.1	Multiline Retail
C.R. Bard, Inc.	2.1	Health Care Equipment & Supplies
Xilinx, Inc.	2.0	Semiconductors & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	19.84%	9.13%	9.38%	11.06%
Including sales charges	13.25%	7.90%	8.77%	10.62%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	18.94%	8.31%	8.73%	10.64%
Including contingent deferred sales charges	13.52%	7.94%	8.73%	10.64%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	18.94%	8.32%	8.57%	10.23%
Including contingent deferred sales charges	17.86%	8.32%	8.57%	10.23%

Institutional (Commenced May 24, 1999)	20.38%	9.57%	9.82%	11.50%

Service (Commenced May 24, 1999)	19.74%	9.03%	9.28%	10.94%

Class IR (Commenced November 30, 2007)	20.18%	9.41%	N/A	7.74%

Class R (Commenced November 30, 2007)	19.61%	8.87%	N/A	7.22%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 26.18%, 25.21%, 25.23%, 26.68%, 26.02%, 26.49% and 25.82%, respectively. These returns compare to the 26.89% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in industrials, consumer discretionary and consumer staples detracted from the Fund’s relative results most during the Reporting Period. Having an underweighted allocation to the industrials sector, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the financials, health care and materials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in managed hosting and cloud computing services provider Rackspace Hosting, data center solutions company Equinix and pet-related products supplier PetSmart.

Rackspace Hosting detracted most from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While the secular growth trends driving Rackspace Hosting remained intact at the end of the Reporting Period, as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we are being thoughtful about position sizing in order to reflect changes in the company’s overall risk/reward profile.

Equinix was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will more

PORTFOLIO RESULTS

closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

PetSmart detracted from the Fund’s performance during the Reporting Period as two key issues impacted its stock at the start of 2013. First was concerns about the turnover in its management, as both the Chief Executive Officer and Chief Financial Officer left the company. Second was concerns that e-commerce may become a growing competitive threat to the business. However, at the end of the Reporting Period, we remained confident in the business’ growth prospects and thought the management turnover was part of a long- planned transition that should not negatively impact the company. While we are wary of the impact online retail could have on all traditional retailers, we believe PetSmart remains relatively well insulated given that it remains largely uneconomical to ship pet food to consumers. Traffic trends at PetSmart remained positive, which we think is a key indicator pet owners prefer to shop in stores instead of online.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty commercial financial services company FleetCor Technologies, independent investment banking boutique Evercore Partners and telecommunications access equipment for service providers supplier Calix.

FleetCor Technologies, an independent global provider of specialized payment products and services, was the top contributor to the Fund’s relative performance during the Reporting Period. FleetCor Technologies’ stock performed well, as the company has successfully integrated accretive acquisitions and consistently beat and raised earnings estimates. While we still like the company and its growth prospects, we trimmed the Fund’s position in FleetCor Technologies’ stock to take profits and reflect its increased valuation.

A position in Evercore Partners contributed to the Fund’s relative returns during the Reporting Period. The company’s shares performed particularly well at the start of 2013 after the company announced substantial fourth calendar quarter sales and earnings that exceeded expectations, driven by strong advisory business results. At the end of the Reporting Period, we continued to think Evercore Partners should benefit from increased levels of mergers and acquisitions activity should macroeconomic conditions continue to improve and companies deploy record levels of cash. However, given the stock’s strong performance, we decided to sell the Fund’s position and redeploy capital to opportunities we consider to have greater upside potential.

Shares of Calix performed well during the Reporting Period as sentiment improved around increased spending from service providers. The company’s newest and best products helped to improve its gross margins, which was another tailwind for the stock. Despite continuing to like the growth prospects of Calix — in particular due to the recent agreement with Ericsson, which we believe should drive growth in 2014, we trimmed the Fund’s position in Calix given what we considered to be its stretched or comparatively expensive, valuations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Sensata Technologies, a market leader in providing sensors, or mechanical devices that sense heat, pressure and more, to the global auto industry. We believe Sensata Technologies has a strong competitive position in a niche market and should benefit if auto manufacturers increase production and are required to improve emissions monitoring systems as anticipated. The company’s results had been depressed due to the economic slowdown in Europe, so we took advantage of its weakness to initiate a position in a company we believe to have compelling growth prospects at an attractive valuation.

We established a Fund position in electrical equipment manufacturer Hubbell, which designs, manufactures and distributes electrical and power supplies for a range of residential and non-residential applications. In our view,

PORTFOLIO RESULTS

Hubbell’s established brand name and distribution network position the company well to benefit from incremental improvements in the U.S. housing and construction markets.

Conversely, in addition to the sale of Evercore Partners, already mentioned, we sold the Fund’s position in Robbins & Myers, a leading supplier of engineered equipment and systems for critical applications in global energy, industrial, chemical and pharmaceutical markets. During the third quarter of 2012, Robbins & Myers announced it was being acquired by oilfield machinery and equipment company National Oilwell Varco, a transaction that closed in February 2013. In our view, the acquisition validated our fundamental investment thesis and valuation analysis of Robbins & Myers, which was trading at a discount to our assessment of the company’s intrinsic value. We were encouraged by the stock’s strong performance following the announcement, so we decided to take profits and reallocate capital into opportunities with what we considered to have more attractive risk/reward profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, energy, financials and health care increased and its allocations to consumer discretionary, information technology and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the energy, telecommunication services and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, information technology and industrials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples and health care and had no position at all in utilities on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Craig Glassner, CFA, replaced Scott Kolar, who left the firm in April 2013, as a co-lead portfolio manager. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]
Class A	26.18%	26.89%
Class B	25.21	26.89
Class C	25.23	26.89
Institutional	26.68	26.89
Service	26.02	26.89
Class IR	26.49	26.89
Class R	25.82	26.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	18.78%	8.92%	9.36%	6/30/05
Class B	19.53	9.02	9.26	6/30/05
Class C	23.77	9.33	9.26	6/30/05
Institutional	26.23	10.59	10.53	6/30/05
Service	25.62	10.05	9.97	6/30/05
Class IR	26.08	10.44	8.49	11/30/07
Class R	25.39	9.90	7.95	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.50%
Class B	2.10	2.25
Class C	2.10	2.25
Institutional	0.95	1.10
Service	1.45	1.60
Class IR	1.10	1.25
Class R	1.60	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	2.6%	Wireless Telecommunication Services
MSCI, Inc.	2.1	Diversified Financial Services
Healthcare Services Group, Inc.	2.1	Commercial Services & Supplies
Dril-Quip, Inc.	2.0	Energy Equipment & Services
PVH Corp.	1.9	Textiles, Apparel & Luxury Goods
Graco, Inc.	1.8	Machinery
Sensata Technologies Holding NV	1.8	Electrical Equipment
CBRE Group, Inc. Class A	1.7	Real Estate Management & Development
NetSuite, Inc.	1.6	Software
The Hain Celestial Group, Inc.	1.6	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	26.18%	11.29%	10.51%
Including sales charges	19.26%	10.04%	9.75%

Class B (Commenced June 30, 2005)
Excluding contingent deferred sales charges	25.21%	10.47%	9.66%
Including contingent deferred sales charges	19.93%	10.16%	9.66%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	25.23%	10.46%	9.63%
Including contingent deferred sales charges	24.17%	10.46%	9.63%

Institutional (Commenced June 30, 2005)	26.68%	11.74%	10.91%

Service (Commenced June 30, 2005)	26.02%	11.18%	10.35%

Class IR (Commenced November 30, 2007)	26.49%	11.58%	9.07%

Class R (Commenced November 30, 2007)	25.82%	11.04%	8.53%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.53%, 14.70%, 14.68%, 15.98%, 15.45%, 15.80% and 15.36%, respectively. These returns compare to the 16.43% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care and energy detracted from the Fund’s relative results most during the Reporting Period. Having an underweighted allocation to the industrials sector, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the consumer discretionary, consumer staples and financials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in managed hosting and cloud computing services provider Rackspace Hosting, data center solutions company Equinix and personal computer and mobile communications device giant Apple.

Rackspace Hosting detracted most from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While we continued to believe Rackspace Hosting should benefit as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we became concerned the transition to the new cloud platform was taking longer than anticipated and thus decided to sell the Fund’s position in the company’s stock in favor of higher conviction ideas.

Equinix was another significant detractor from the Fund’s relative results during the Reporting Period. Its shares declined as the potential for rising interest rates weighed broadly on yield-sensitive securities, such as bonds and real estate investment trusts (“REITs”). In addition, the U.S. Internal Revenue Service (“IRS”) announced it will

PORTFOLIO RESULTS

more closely evaluate how it defines a REIT and therefore how it applies REIT status to particular companies. In 2012, Equinix announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. At the end of the Reporting Period, we believed that despite the recent weakness, company fundamentals of Equinix remained strong, and the company continues to benefit from several secular growth drivers, including cloud computing, Internet traffic and enterprise outsourcing growth, and rising demand for optimized network performance.

A position in Apple was another significant detractor from the Fund’s returns during the Reporting Period. Apple’s shares experienced a pullback due to concerns about slower iPhone revenue growth and increasing competition, combined with disappointing guidance for 2013. The iPhone accounts for approximately 60% of Apple’s gross profits and remains the key driver of the company’s growth. In our view, Apple actually reported a solid set of results for the second quarter of its fiscal year and better than expected results for its fiscal third quarter as investors looked forward to the unveiling of new iPhone models expected in September. At the end of the Reporting Period, we continued to have a positive outlook on Apple and believe there were a number of potential catalysts for additional growth on the horizon.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in biotechnology company Gilead Sciences, media entertainment content producer Viacom and athletic footwear and apparel seller Nike.

Gilead Sciences was the top contributor to the Fund’s relative performance during the Reporting Period. In our view, the company is a dominant player in the HIV and Hepatitis C treatment areas, and indeed it was strong sales of its HIV treatments and positive data on its Hepatitis C pipeline development that drove the company’s strong performance during the Reporting Period. At the end of the Reporting Period, we continued to believe the company’s Hepatitis C treatment under development has the potential to be a significant contributor to Gilead Sciences’ bottom line if approved. While operating margins are expected to remain low in the near term due to new drug launch costs and investments in its development pipeline, we believe the company should see significant earnings gains should margins return to historical levels.

Viacom was also a top contributor to the Fund’s relative performance during the Reporting Period. Its shares gained as Viacom reported strong improvements in its television ratings and subsequent growth in domestic and affiliate advertising revenues. Additionally, Viacom increased its share buyback authorization by $10 billion to a total of $20 billion, including a $2 billion accelerated share repurchase. At the end of the Reporting Period, we continued to find Viacom attractively valued given what we consider to be its growth opportunities and its commitment to return excess capital to shareholders.

Nike’s shares gained as the company improved margins and increased its revenue outlook through the Reporting Period. Nike also announced the divestiture of its Cole Haan affiliate brand, which we believe should be accretive to earnings going forward. At the end of the Reporting Period, we continued to believe in the strength of Nike’s franchise and its growth opportunities domestically and abroad. In our view, the company’s dominant marketing and research and development budget coupled with its emphasis on global leadership in innovation and influence indicate that Nike may well continue to participate in the long-term growth of the emerging markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Starbucks, a company that manufactures and sells coffee and tea. We believe Starbucks is well positioned to grow internationally, as China is now its second largest market and has a high return on capital. We also believe the development of new high margin revenue channels, including bottled coffee beverages, single-service machines and varied food products, should help Starbucks sustain its growth. In our view, Starbucks has a strong balance sheet, and we believe lower coffee prices over the next two years could lead to increased earnings.

PORTFOLIO RESULTS

We established a Fund position in global e-commerce company eBay during the Reporting Period. We believe eBay represents one of the best risk/reward opportunities in its industry. Along with its payment engine business, PayPal, eBay is now playing offense following several years of rebuilding confidence as the company navigated a turnaround. In our view, the company is innovating in both its marketplaces and its PayPal businesses and positioning itself as the partner of choice for merchants. eBay continues to improve the user experience, and we believe the company is well positioned to take advantage of the secular trend of e-commerce and the growth of mobile usage.

Conversely, we exited the Fund’s position in global payments and business services company American Express during the Reporting Period. Its shares increased during the Reporting Period under the sentiment that spending volumes should remain healthy in the near future. In our view, the stock was fully valued, and we believed better growth opportunities existed elsewhere.

We exited the Fund’s position in specialty retailer Urban Outfitters during the Reporting Period. Shares of Urban Outfitters rose after the company announced strong results during a mid-quarter update during the fourth calendar quarter. While we still have conviction in the company, its story was becoming more understood by the market and thus the valuation gap narrowed in our view. Therefore, we exited the Fund’s position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care and industrials increased and its allocations to energy, financials, materials and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, consumer staples and telecommunication services. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, health care and industrials and had no position at all in utilities on August 31, 2013.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Stephen Becker, CFA, replaced Joseph Hudepohl, who left the firm in April 2013, as a co-lead portfolio manager. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Strategic Growth Fund

as of August 31, 2013

PERFORMANCE REVIEW

September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	15.53%	16.43%
Class B	14.70	16.43
Class C	14.68	16.43
Institutional	15.98	16.43
Service	15.45	16.43
Class IR	15.80	16.43
Class R	15.36	16.43

[1]The	net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.26%	3.45%	4.94%	1.38%	5/24/99
Class B	10.44	3.48	4.90	1.36	5/24/99
Class C	14.78	3.86	4.75	1.04	5/24/99
Institutional	17.16	5.05	5.97	2.20	5/24/99
Service	16.72	4.57	5.53	1.80	5/24/99
Class IR	17.08	N/A	N/A	15.36	01/06/09
Class R	16.44	N/A	N/A	14.88	01/06/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.51%
Class B	1.90	2.26
Class C	1.90	2.26
Institutional	0.75	1.11
Service	1.25	1.61
Class IR	0.90	1.26
Class R	1.40	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.4%	Computers & Peripherals
QUALCOMM, Inc.	4.2	Communications Equipment
Google, Inc. Class A	4.2	Internet Software & Services
American Tower Corp.	3.0	Real Estate Investment Trusts
Schlumberger Ltd.	3.0	Energy Equipment & Services
Costco Wholesale Corp.	2.8	Food & Staples Retailing
NIKE, Inc. Class B	2.6	Textiles, Apparel & Luxury Goods
Amazon.com, Inc.	2.5	Internet & Catalog Retail
Equinix, Inc.	2.4	Internet Software & Services
Microsoft Corp.	2.2	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	15.53%	5.36%	5.59%	2.09%
Including sales charges	9.20%	4.17%	5.00%	1.69%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	14.70%	4.57%	4.95%	1.66%
Including contingent deferred sales charges	9.25%	4.20%	4.95%	1.66%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	14.68%	4.56%	4.80%	1.34%
Including contingent deferred sales charges	13.59%	4.56%	4.80%	1.34%

Institutional (Commenced May 24, 1999)	15.98%	5.77%	6.00%	2.50%

Service (Commenced May 24, 1999)	15.45%	5.27%	5.57%	2.10%

Class IR (Commenced January 6, 2009)	15.80%	N/A	N/A	15.89%

Class R (Commenced January 6, 2009)	15.36%	N/A	N/A	15.41%

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund

Portfolio Composition

The Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). The Goldman Sachs Growth Equity Investment Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 11.60%, 10.86%, 10.86%, 12.13%, 11.49% and 11.96%, respectively. These returns compare to the 17.05% average annual total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, having no position in health care and an underweighted allocation to consumer discretionary, each of which outpaced the NASDAQ Index during the Reporting Period, detracted from the Fund’s relative results most. Having an overweighted allocation to information technology, which lagged the NASDAQ Index during the Reporting Period, also hurt, more than offsetting effective stock selection within the sector. Having no exposure to the materials sector, which lagged the NASDAQ Index during the Reporting Period, helped the Fund’s performance.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in personal computer and mobile communications device giant Apple, point-of-sale card payment device manufacturer VeriFone Systems and managed hosting and cloud computing services provider Rackspace Hosting.

A position in Apple was the most significant detractor from the Fund’s returns during the Reporting Period. Apple’s shares experienced a pullback due to concerns about slower iPhone revenue growth and increasing competition, combined with disappointing guidance for 2013. The iPhone accounts for approximately 60% of Apple’s gross profits and remains the key driver of the company’s growth. In our view, Apple actually reported a solid set of results for the second quarter of its fiscal year and better than expected results for its fiscal third quarter as investors looked forward to the unveiling of new iPhone models expected in September. At the end of the Reporting Period, we continued to have a positive outlook on Apple and believe there were a number of potential catalysts for additional growth on the horizon.

PORTFOLIO RESULTS

VeriFone Systems was another significant detractor from the Fund’s relative results. Its shares declined sharply following a revenue and earnings miss and a disappointing outlook for the fiscal first quarter of 2013. In our view, the results highlight the challenges the company is facing in migrating from a hardware business to a services business and demonstrate its management’s failure to integrate recent acquisitions. As a result, we exited the Fund’s position in VeriFone Systems approximately midway through the Reporting Period.

Rackspace Hosting detracted from Fund performance during the Reporting Period, as it reported disappointing fiscal first quarter results. The slowdown in its sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering, and more specifically, transitioning large enterprise customers to the new offering. The company also indicated it would have to spend more to acquire new customers. While the secular growth trends driving Rackspace Hosting remained intact at the end of the Reporting Period, as the architecture of computing and enterprise information technology spending continue to shift toward the cloud, we are being thoughtful about position sizing in order to reflect changes in the company’s overall risk/reward profile.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in social networking website operator Facebook, cloud-based enterprise resource planning software provider NetSuite and Internet radio service provider Pandora.

Facebook was the top contributor to the Fund’s relative results during the Reporting Period. Driven largely by strong mobile advertising revenue, the company’s second calendar quarter revenues and earnings significantly exceeded analysts’ expectations. User engagement was also strong as the ratio of daily-to-monthly users continued to increase in every region during the second quarter of 2013. Overall, we remained positive on Facebook at the end of the Reporting Period, believing the stock was trading at a reasonable valuation supported by its industry leading position and a strong growth profile driven by a considerable opportunity to monetize its extensive user base. We particularly saw the company as well positioned to continue growing in the mobile advertising space, as usage continues to shift from desktop to mobile.
Shares of NetSuite contributed positively to the Fund’s relative performance during the Reporting Period. NetSuite’s subscription service provides small and mid-sized businesses globally with an integrated solution for running the core functions of a business without maintaining expensive and complex hardware and software. The company had multiple strong quarters during the Reporting Period with earnings exceeding analysts’ expectations and its management announcing a number of new strategic partnerships that we feel should benefit the company over the long term. At the end of the Reporting Period, we continued to believe NetSuite was well positioned to capitalize on the accelerating move to cloud-based information technology services.

Strong performance by Pandora was driven by higher than expected subscription revenue growth through the Reporting Period. Its stock was also bolstered by news the company estimates one-third of all new cars sold in 2013 in the U.S. will have Pandora installed, including more than 100 vehicle models. This announcement highlighted Pandora gaining share of radio listening in the car, which we believe should drive up listening hours per user. At the end of the Reporting Period, we believed Pandora remained well positioned to gain market share within the terrestrial radio market and should continue to grow its active user base as it builds out its advertising sales force. Pandora’s differentiated business model, first-mover advantage and strong brand recognition also support its sustainable growth, in our view.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in global e-commerce company eBay during the Reporting Period. We believe eBay represents one of the best risk/reward opportunities in its industry. Along with its payment engine business, PayPal, eBay is now playing offense following several years of rebuilding confidence as the company navigated a turnaround. In our view, the company is innovating in both its marketplaces and its PayPal businesses and positioning itself as the partner of choice for merchants. eBay continues to improve the user experience, and we believe the company is well positioned to take advantage of the secular trend of e-commerce and the growth of mobile usage.

PORTFOLIO RESULTS

During the Reporting Period, we established a Fund position in visual computing company NVIDIA. NVIDIA has a sizable exposure to the struggling personal computer market, which caused its stock to trade at a steep discount to what we considered its fair value. We believe NVIDIA could benefit from virtualized graphics opportunities within the server market, which we view as being underappreciated by the market.

Conversely, in addition to the sale of VeriFone Systems, already mentioned, we exited the Fund’s position in network storage solutions provider NetApp during the Reporting Period. In our view, there were other opportunities with greater risk/reward profiles where we preferred to allocate capital.

We eliminated the Fund’s position in specialty self-service kiosk business Outerwall (formerly Coinstar). The company provided a disappointing outlook in July 2013, and we chose to allocate capital to what we considered to be more attractive risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and telecommunication services increased and its allocation to consumer discretionary decreased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had an overweighted position relative to the NASDAQ Index, albeit more modest, in telecommunication services. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary and financials. The Fund had no exposure to the consumer staples, energy, health care, materials, industrials and utilities sectors on August 31, 2013.
Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Scott Kolar left the firm in April 2013. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and to drive investment performance through stock selection.

FUND BASICS

Technology Tollkeeper Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	11.60%	17.05%
Class B	10.86	17.05
Class C	10.86	17.05
Institutional	12.13	17.05
Service	11.49	17.05
Class IR	11.96	17.05

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.37%	6.38%	8.67%	2.30%	10/1/99
Class B	2.63	6.49	8.61	2.26	10/1/99
Class C	6.63	6.80	8.47	1.95	10/1/99
Institutional	8.89	8.05	9.73	3.14	10/1/99
Service	8.29	7.51	9.21	2.65	10/1/99
Class IR	8.70	N/A	N/A	7.47	9/30/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.55%
Class B	2.25	2.30
Class C	2.25	2.30
Institutional	1.10	1.15
Service	1.60	1.65
Class IR	1.25	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	12.4%	Computers & Peripherals
QUALCOMM, Inc.	6.8	Communications Equipment
Google, Inc. Class A	5.5	Internet Software & Services
Equinix, Inc.	4.5	Internet Software & Services
Amazon.com, Inc.	4.1	Internet & Catalog Retail
SBA Communications Corp. Class A	3.9	Wireless Telecommunication Services
Salesforce.com, Inc.	3.7	Software
Oracle Corp.	3.5	Software
IntercontinentalExchange, Inc.	3.3	Diversified Financial Services
Priceline.com, Inc.	3.2	Internet & Catalog Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUNDSM

Performance Summary

August 31, 2013

The following graph shows the value as of August 31, 2013, of a $10,000 investment made on September 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Tollkeeper Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2003 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	11.60%	8.34%	9.01%	3.16%
Including sales charges	5.48%	7.13%	8.40%	2.75%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	10.86%	7.52%	8.36%	2.70%
Including contingent deferred sales charges	5.86%	7.22%	8.36%	2.70%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	10.86%	7.54%	8.19%	2.39%
Including contingent deferred sales charges	9.86%	7.54%	8.19%	2.39%

Institutional (Commenced October 1, 1999)	12.13%	8.77%	9.46%	3.58%

Service (Commenced October 1, 1999)	11.49%	8.24%	8.93%	3.08%

Class IR (Commenced September 30, 2010)	11.96%	N/A	N/A	9.44%

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 21.05%, 20.20%, 21.56%, 21.39% and 20.83%, respectively. These returns compare to the 18.70% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, industrials, information technology, health care and consumer staples sectors helped the Fund’s relative results most. The only sector to detract from the Fund’s performance relative to the S&P 500 Index was energy, attributable to weak stock selection.

Q	What were some of the Fund’s best-performing individual stocks? ?

A	The Fund benefited most relative to the S&P 500 Index from positions in aerospace and defense company Boeing, diversified banking institution Bank of America and biotechnology company Gilead Sciences.

Boeing contributed positively to the Fund’s performance during the Reporting Period, as the company benefited both from strength in its commercial and defense businesses and from the resumption of 787 Dreamliner passenger flights and deliveries after the Federal Aviation Administration approved a revised battery system designed by Boeing to prevent overheating. At the end of the Reporting Period, we believed Boeing was on track to increase its free cash flow generation materially should commercial aircraft delivery rates increase as we anticipate. We also believed return on capital may also improve as the 787 development program winds down, potentially allowing for meaningful dividend increases and share buyback activity. (At the end of September 2013, Norwegian Air made public new complaints against Boeing’s 787 Dreamliner, the impact of which, if any, on Boeing’s stock we are closely monitoring.)

Bank of America made progress during the Reporting Period on legacy, or long-standing, issues, particularly relating to its mortgage business, and recent settlements reduced litigation risks. Bank of America also increased its capital adequacy ratios over the past few years, which should allow, we believe, the company to invest more capital back into its business as the need to build additional reserves decreases. On the expense side, Bank of America lowered its funding costs and closed less profitable banking centers. Its management continued to take steps to reduce expenses, which were reflected in Bank of America’s strong second calendar quarter returns. Bank of America also benefited from increased equity trading revenue, and it continued to lower its legacy asset servicing costs during the first half of 2013. At the end of the Reporting Period, we remained

PORTFOLIO RESULTS

positive on Bank of America’s plans to stabilize revenue, rationalize approximately $8 billion in costs and reduce delinquent mortgages off its books. We also believed the company was well capitalized and well positioned for a potential increase in interest rates, which may benefit its net interest margin.

Gilead Sciences was another top contributor to the Fund’s relative performance during the Reporting Period. In our view, the company is a dominant player in the HIV and Hepatitis C treatment areas, and indeed it was strong sales of its HIV treatments and positive data on its Hepatitis C pipeline development that drove the company’s strong performance during the Reporting Period. At the end of the Reporting Period, we continued to believe the company’s Hepatitis C treatment under development has the potential to be a significant contributor to Gilead Sciences’ bottom line if approved. While operating margins are expected to remain low in the near term due to new drug launch costs and investments in its development pipeline, we believe the company should see significant earnings gains should margins return to historical levels.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and gas exploration and production company Devon Energy, diversified banking institution Citigroup and wireless communications and broadcast tower real estate investment trust American Tower.

Devon Energy, a North America-focused independent energy company engaged in the exploration, development and production of oil, natural gas and natural gas liquids (“NGLs”), detracted most from the Fund’s performance during the Reporting Period. The company has shifted production and resources toward oil and NGLs over time. As a result, its shares fell after it reported third calendar quarter production levels that missed expectations due to operating issues. In February 2013, Devon Energy reported fourth calendar quarter earnings and production growth that beat consensus expectations. However, its stock fell, as the market was disappointed by the company’s forecast for flat overall production in 2013, although we did not agree with the market’s negative assessment. Shares of Devon Energy also lagged during the second quarter of 2013, largely due to a decline in oil prices. We maintained a Fund position in Devon Energy at the end of the Reporting Period because we are positive on the company’s announcement to form a master limited partnership (“MLP”) with assets from its midstream business. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.) We also continued to believe the value of Devon Energy’s large, North American asset base was not fully recognized at its then-current market price, while its management has indicated willingness to take additional steps to unlock the value within its large asset base. Further, we believe cash flow should increase as 2013 progresses as we expect the company to spend less on acquiring new acreage. Finally, we believe the company maintains a strong balance sheet, which, along with its joint venture partnerships, may help speed up the development of its oil properties.

A newly established, underweighted position in Citigroup hurt the Fund’s relative results. During the Reporting Period, Citigroup announced that Vikram Pandit stepped down as the company’s Chief Executive Officer and as a member of its Board. Further, Citigroup announced plans to eliminate 11,000 jobs worldwide, about 4% of its total staff, in a move to save as much as $1.1 billion a year in expenses. Besides the job cuts, the reorganization was expected to reduce annual revenues by less than $300 million. Citigroup’s stock rose significantly during the fourth quarter of 2012, but because the Fund held an underweighted position in the stock relative to the S&P 500 Index, Citigroup was a major detractor. During 2013, several factors continued to support the stock’s strong performance. Bank stress tests conducted in March 2013 were positive for Citigroup after failing to meet requirements one year earlier. During the first quarter of 2013, Citigroup also benefited from seasonally strong results in its markets businesses, sustained momentum in investment banking, continued year-over-year growth in loans and deposits and a more favorable credit environment. Further, the Fed did not object to Citigroup’s plans to buy back $1.2 billion of common stock through the first quarter of 2013, while also maintaining its dividend, which we viewed positively. At the end of May 2013, Citigroup settled a suit for mortgage-backed securities mis-selling with the Federal Housing Finance Agency. More specifically, Citigroup had been accused of misleading Fannie Mae and Freddie Mac into buying $3.5 billion of mortgage-backed securities. Maintaining a constructive view both of

PORTFOLIO RESULTS

Citigroup’s new Chief Executive Officer and the company’s announced strategic focus, we increased the Fund’s position in Citigroup during 2013, eventually closing the underweight relative to the S&P 500 Index toward the end of the Reporting Period, but it remained an underweight position for the majority of the Reporting Period.

Tower companies overall underperformed the broad U.S. equity market during the Reporting Period given concerns about the impact rising interest rates could have on the valuations of real estate investment trusts. That said, we believe the fundamentals of the tower industry remain robust, and, in our view, American Tower continues to grow revenues organically and generate solid cash flow growth. Thus, we believe our investment thesis for American Tower remains intact given its positioning to benefit, we feel, from the secular growth of mobility in an industry with high barriers to entry.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in American International Group (“AIG”), a provider of life and property and casualty insurance, during the Reporting Period. At the time of purchase, shares of the company traded at a steep discount to its book value, which we see closing over time. AIG appears to be focusing on growing its core insurance businesses and improving its operating performance. The company has announced a deal to sell 90% of its aircraft leasing unit and sold its remaining position in Asian insurer AIA Group, raising capital that can be used to repurchase debt and strengthen AIG’s liquidity. While AIG will take losses due to Superstorm Sandy, it could result in higher pricing for its policies next year. In December 2012, the U.S. Treasury Department sold its remaining stake in AIG.

We established a Fund position in the largest independent U.S. natural gas-focused exploration and production company, Southwestern Energy, during the Reporting Period. We believe its vast resource base and production prospects are largely underappreciated by the market, and the potential for increasing gas prices is attractive, in our view. We further believe Southwestern Energy is led by a strong management team focused on returns and disciplined growth. Based on our analysis, the company has a strong balance sheet and should improve its free cash flow going forward.

Conversely, strict to our sell discipline, we exited the Fund’s position in Johnson & Johnson, as its stock price approached our target. Shares of Johnson & Johnson steadily rose through much of the first half of 2013. The company’s pharmaceutical business had been reporting strong organic growth in recent quarters, while the company’s consumer business began to see growth following a number of quality issues.

We also eliminated the Fund’s position in global payments and business services company American Express during the Reporting Period. Its shares increased during the Reporting Period under the sentiment that spending volumes should remain healthy in the near future. In our view, the stock was fully valued, and we believed better growth opportunities existed elsewhere.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, industrials and information technology increased and its allocations to telecommunication services and utilities decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2013?

A	At the end of August 2013, the Fund had overweighted positions relative to the S&P 500 Index in information technology, financials and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in utilities, materials, consumer staples and health care and was rather neutrally weighted to the S&P 500 Index in energy, industrials and telecommunication services.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

U.S. Equity Fund

as of August 31, 2013

PERFORMANCE REVIEW
September 1, 2012–August 31, 2013	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	21.05%	18.70%
Class C	20.20	18.70
Institutional	21.56	18.70
Class IR	21.39	18.70
Class R	20.83	18.70

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Since Inception	Inception Date
Class A	14.92%	9.55%	11/30/09
Class C	19.65	10.43	11/30/09
Institutional	22.07	11.73	11/30/09
Class IR	21.98	11.56	11/30/09
Class R	21.40	11.02	11/30/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	3.63%
Class C	1.93	4.38
Institutional	0.78	3.23
Class IR	0.93	3.38
Class R	1.43	3.88

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2013, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/13[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	4.0%	Industrial Conglomerates
Apple, Inc.	3.8	Computers & Peripherals
The Boeing Co.	3.5	Aerospace & Defense
Microsoft Corp.	3.1	Software
Exxon Mobil Corp.	3.0	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	2.9	Diversified Financial Services
Devon Energy Corp.	2.6	Oil, Gas & Consumable Fuels
The Procter & Gamble Co.	2.6	Household Products
NIKE, Inc. Class B	2.5	Textiles, Apparel & Luxury Goods
Bank of America Corp.	2.5	Diversified Financial Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY FUND

Performance Summary

August 31, 2013

The following graph shows the value, as of August 31, 2013, of a $10,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2009 through August 31, 2013.

Average Annual Total Return through August 31, 2013	One Year	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	21.05%	11.81%
Including sales charges	14.35%	10.15%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	20.20%	10.96%
Including contingent deferred sales charges	19.20%	10.96%

Institutional (Commenced November 30, 2009)	21.56%	12.26%

Class IR (Commenced November 30, 2009)	21.39%	12.07%

Class R (Commenced November 30, 2009)	20.83%	11.54%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 6.6%
278,408	Honeywell International, Inc.	$22,152,924
37,471	Precision Castparts Corp.	7,915,374
124,696	The Boeing Co.	12,958,408
131,786	United Technologies Corp.	13,191,779

		56,218,485

Air Freight & Logistics – 1.6%
127,219	FedEx Corp.	13,658,232

Beverages – 4.4%
114,019	Beam, Inc.	7,143,290
74,903	Diageo PLC ADR	9,189,100
168,345	PepsiCo., Inc.	13,422,147
204,053	The Coca-Cola Co.	7,790,744

		37,545,281

Biotechnology – 6.0%
99,370	Amgen, Inc.	10,825,368
57,343	Celgene Corp.*	8,026,873
242,090	Gilead Sciences, Inc.*	14,590,764
44,224	Regeneron Pharmaceuticals, Inc.*	10,715,917
92,191	Vertex Pharmaceuticals, Inc.*	6,928,154

		51,087,076

Capital Markets – 1.0%
116,851	T. Rowe Price Group, Inc.	8,195,929

Chemicals – 2.8%
56,273	Ecolab, Inc.	5,140,539
46,353	Monsanto Co.	4,537,495
100,753	Praxair, Inc.	11,828,402
15,130	The Sherwin-Williams Co.	2,608,412

		24,114,848

Communications Equipment – 3.2%
410,897	QUALCOMM, Inc.	27,234,253

Computers & Peripherals – 5.3%
93,537	Apple, Inc.	45,557,196

Construction & Engineering* – 0.5%
174,404	Quanta Services, Inc.	4,558,921

Diversified Financial Services* – 2.6%
71,708	IntercontinentalExchange, Inc.	12,889,513
252,463	MSCI, Inc.	9,469,887

		22,359,400

Electrical Equipment – 1.9%
80,016	Eaton Corp. PLC	5,066,613
46,543	Rockwell Automation, Inc.	4,525,376
54,809	Roper Industries, Inc.	6,779,873

		16,371,862

Electronic Equipment, Instruments & Components – 0.7%
75,011	Amphenol Corp. Class A	5,683,583

Common Stocks – (continued)
Energy Equipment & Services – 2.5%
72,907	Cameron International Corp.*	$4,140,389
217,847	Schlumberger Ltd.	17,632,536

		21,772,925

Food & Staples Retailing – 4.0%
151,351	Costco Wholesale Corp.	16,931,636
109,716	Wal-Mart Stores, Inc.	8,007,074
173,262	Whole Foods Market, Inc.	9,139,571

		34,078,281

Health Care Equipment & Supplies – 3.0%
246,726	Abbott Laboratories	8,223,377
89,570	Becton Dickinson & Co.	8,722,327
76,893	C.R. Bard, Inc.	8,832,699

		25,778,403

Health Care Providers & Services* – 0.7%
62,858	Henry Schein, Inc.	6,351,801

Hotels, Restaurants & Leisure – 3.8%
28,766	Chipotle Mexican Grill, Inc.*	11,741,418
205,252	Starbucks Corp.	14,474,371
115,090	Tim Hortons, Inc.	6,305,781

		32,521,570

Household Products – 1.7%
108,964	Church & Dwight Co., Inc.	6,467,013
37,936	Colgate-Palmolive Co.	2,191,563
78,150	The Procter & Gamble Co.	6,087,104

		14,745,680

Industrial Conglomerates – 1.3%
171,517	Danaher Corp.	11,237,794

Internet & Catalog Retail* – 3.6%
64,296	Amazon.com, Inc.	18,065,890
13,994	Priceline.com, Inc.	13,133,789

		31,199,679

Internet Software & Services* – 7.8%
192,687	eBay, Inc.	9,632,423
85,484	Equinix, Inc.	14,851,990
222,727	Facebook, Inc. Class A	9,194,171
38,886	Google, Inc. Class A	32,932,553

		66,611,137

IT Services – 3.8%
91,157	Cognizant Technology Solutions Corp. Class A*	6,681,808
42,428	International Business Machines Corp.	7,733,351
22,213	MasterCard, Inc. Class A	13,462,855
27,697	Visa, Inc. Class A	4,830,911

		32,708,925

Life Sciences Tools & Services – 1.4%
262,303	Agilent Technologies, Inc.	12,233,812

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Machinery – 1.1%
74,806	Cummins, Inc.	$9,216,099

Media – 3.8%
82,644	Discovery Communications, Inc. Class A*	6,405,737
108,797	Scripps Networks Interactive Class A	7,999,843
46,186	Time Warner Cable, Inc.	4,958,067
423,906	Twenty-First Century Fox, Inc.	13,280,975

		32,644,622

Multiline Retail* – 1.1%
177,927	Dollar General Corp.	9,602,720

Oil, Gas & Consumable Fuels – 2.6%
87,814	Anadarko Petroleum Corp.	8,027,956
36,714	EOG Resources, Inc.	5,765,934
45,761	Pioneer Natural Resources Co.	8,006,802

		21,800,692

Pharmaceuticals – 2.0%
81,617	Roche Holding AG ADR	5,079,181
248,354	Sanofi ADR	11,866,354

		16,945,535

Real Estate Investment Trusts – 1.4%
166,005	American Tower Corp.	11,535,687

Real Estate Management & Development* – 2.1%
821,198	CBRE Group, Inc. Class A	17,959,600

Semiconductors & Semiconductor Equipment – 1.6%
306,530	Xilinx, Inc.	13,309,533

Software – 4.0%
417,930	Microsoft Corp.	13,958,862
440,395	Oracle Corp.	14,030,985
133,992	Salesforce.com, Inc.*	6,583,027

		34,572,874

Specialty Retail – 1.9%
181,623	L Brands, Inc.	10,417,895
82,766	PetSmart, Inc.	5,829,210

		16,247,105

Textiles, Apparel & Luxury Goods – 3.3%
284,113	NIKE, Inc. Class B	17,847,978
82,741	PVH Corp.	10,652,904

		28,500,882

Tobacco – 2.2%
221,633	Philip Morris International, Inc.	18,493,058

Wireless Telecommunication Services* – 2.2%
251,653	SBA Communications Corp. Class A	18,873,975

TOTAL COMMON STOCKS
(Cost $598,154,497)		$851,527,455

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$500,000	0.047%	09/03/13	$500,000
(Cost $500,000)

TOTAL INVESTMENTS – 99.6%
(Cost $598,654,497)			$852,027,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			3,538,375

NET ASSETS – 100.0%			$855,565,830

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 4.6%
41,713	Honeywell International, Inc.	$3,319,103
18,775	Precision Castparts Corp.	3,966,031

		7,285,134

Air Freight & Logistics – 2.8%
41,043	FedEx Corp.	4,406,377

Beverages – 1.8%
35,716	PepsiCo., Inc.	2,847,637

Biotechnology* – 3.8%
14,017	Regeneron Pharmaceuticals, Inc.	3,396,459
34,633	Vertex Pharmaceuticals, Inc.	2,602,670

		5,999,129

Chemicals – 1.5%
20,149	Praxair, Inc.	2,365,493

Communications Equipment – 5.8%
139,042	QUALCOMM, Inc.	9,215,704

Computers & Peripherals – 5.4%
17,516	Apple, Inc.	8,531,168

Diversified Financial Services* – 2.7%
23,844	IntercontinentalExchange, Inc.	4,285,959

Energy Equipment & Services – 4.1%
79,426	Schlumberger Ltd.	6,428,740

Food & Staples Retailing – 5.2%
48,975	Costco Wholesale Corp.	5,478,834
50,491	Whole Foods Market, Inc.	2,663,400

		8,142,234

Health Care Equipment & Supplies – 3.8%
65,294	Abbott Laboratories	2,176,249
19,046	Becton Dickinson & Co.	1,854,700
16,643	C.R. Bard, Inc.	1,911,781

		5,942,730

Hotels, Restaurants & Leisure – 4.8%
9,123	Chipotle Mexican Grill, Inc.*	3,723,735
53,848	Starbucks Corp.	3,797,361

		7,521,096

Household Products – 2.0%
40,278	The Procter & Gamble Co.	3,137,253

Industrial Conglomerates – 2.5%
60,373	Danaher Corp.	3,955,639

Internet & Catalog Retail* – 4.2%
15,661	Amazon.com, Inc.	4,400,428
2,314	Priceline.com, Inc.	2,171,758

		6,572,186

Common Stocks – (continued)
Internet Software & Services* – 11.6%
82,445	eBay, Inc.	$4,121,426
35,499	Equinix, Inc.	6,167,596
9,529	Google, Inc. Class A	8,070,110

		18,359,132

IT Services – 1.9%
5,055	MasterCard, Inc. Class A	3,063,734

Multiline Retail* – 3.0%
89,274	Dollar General Corp.	4,818,118

Oil, Gas & Consumable Fuels – 3.6%
40,907	Anadarko Petroleum Corp.	3,739,718
11,485	Pioneer Natural Resources Co.	2,009,530

		5,749,248

Pharmaceuticals – 2.0%
64,948	Sanofi ADR	3,103,215

Real Estate Investment Trusts – 4.4%
100,110	American Tower Corp.	6,956,644

Real Estate Management & Development* – 3.2%
229,615	CBRE Group, Inc. Class A	5,021,680

Semiconductors & Semiconductor Equipment – 2.7%
98,919	Xilinx, Inc.	4,295,063

Software* – 2.4%
76,170	Salesforce.com, Inc.	3,742,232

Specialty Retail – 2.2%
61,693	L Brands, Inc.	3,538,710

Textiles, Apparel & Luxury Goods – 5.3%
83,074	NIKE, Inc. Class B	5,218,709
24,548	PVH Corp.	3,160,555

		8,379,264

Wireless Telecommunication Services* – 1.5%
33,178	Crown Castle International Corp.	2,303,217

TOTAL COMMON STOCKS
(Cost $110,338,875)		$155,966,736

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)

August 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$1,900,000	0.047%	09/03/13	$1,900,000
(Cost $1,900,000)

TOTAL INVESTMENTS – 100.0%
(Cost $112,238,875)			$157,866,736

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			26,868

NET ASSETS – 100.0%			$157,893,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 2.0%
1,676	Honeywell International, Inc.	$133,359
492	Precision Castparts Corp.	103,930

		237,289

Air Freight & Logistics – 0.8%
950	FedEx Corp.	101,992

Auto Components* – 0.4%
2,662	Gentherm, Inc.	44,535

Beverages – 2.8%
937	Beam, Inc.	58,703
1,275	Diageo PLC ADR	156,417
1,497	PepsiCo., Inc.	119,356

		334,476

Biotechnology – 6.0%
679	Amgen, Inc.	73,970
1,080	BioMarin Pharmaceutical, Inc.*	70,708
784	Celgene Corp.*	109,744
2,147	Cepheid, Inc.*	76,820
2,756	Gilead Sciences, Inc.*	166,104
732	Medivation, Inc.*	41,380
377	Regeneron Pharmaceuticals, Inc.*	91,351
1,276	Vertex Pharmaceuticals, Inc.*	95,891

		725,968

Capital Markets – 0.9%
3,095	Lazard Ltd. Class A	109,625

Chemicals – 3.4%
935	Airgas, Inc.	95,043
513	Ecolab, Inc.	46,862
1,262	International Flavors & Fragrances, Inc.	99,711
1,416	Praxair, Inc.	166,238

		407,854

Commercial Banks – 0.6%
1,689	First Republic Bank	74,789

Commercial Services & Supplies – 1.9%
4,750	Healthcare Services Group, Inc.	114,998
2,316	Ritchie Bros. Auctioneers, Inc.	42,915
660	Stericycle, Inc.*	74,290

		232,203

Communications Equipment – 3.1%
5,594	QUALCOMM, Inc.	370,770

Computers & Peripherals – 5.1%
1,249	Apple, Inc.	608,325

Construction & Engineering* – 0.7%
3,106	Quanta Services, Inc.	81,191

Consumer Finance – 1.0%
5,080	SLM Corp.	121,869

Common Stocks – (continued)
Diversified Financial Services* – 2.9%
1,074	IntercontinentalExchange, Inc.	$193,051
4,233	MSCI, Inc.	158,780

		351,831

Diversified Telecommunication Services* – 0.8%
3,566	TW telecom, Inc.	102,059

Electrical Equipment – 1.8%
676	Hubbell, Inc. Class B	68,519
513	Roper Industries, Inc.	63,458
2,317	Sensata Technologies Holding NV*	86,378

		218,355

Electronic Equipment, Instruments & Components – 0.9%
1,441	Amphenol Corp. Class A	109,185

Energy Equipment & Services – 2.8%
4,095	Schlumberger Ltd.	331,449

Food & Staples Retailing – 3.4%
2,165	Costco Wholesale Corp.	242,198
3,468	The Chefs’ Warehouse, Inc.*	80,076
1,749	Whole Foods Market, Inc.	92,260

		414,534

Food Products* – 1.2%
700	The Hain Celestial Group, Inc.	57,246
710	TreeHouse Foods, Inc.	46,172
2,019	WhiteWave Foods Co. Class A	38,603

		142,021

Health Care Equipment & Supplies – 2.5%
3,171	Abbott Laboratories	105,689
1,141	C.R. Bard, Inc.	131,067
1,917	CareFusion Corp.*	68,725

		305,481

Health Care Providers & Services* – 1.8%
2,074	ExamWorks Group, Inc.	48,739
1,045	Henry Schein, Inc.	105,597
645	MEDNAX, Inc.	62,804

		217,140

Hotels, Restaurants & Leisure – 3.2%
308	Chipotle Mexican Grill, Inc.*	125,716
1,506	Marriott International, Inc. Class A	60,225
1,756	Starbucks Corp.	123,833
1,283	Tim Hortons, Inc.	70,296

		380,070

Household Products – 1.7%
1,222	Church & Dwight Co., Inc.	72,526
1,643	The Procter & Gamble Co.	127,973

		200,499

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – 0.8%
1,493	Danaher Corp.	$97,821

Internet & Catalog Retail* – 3.2%
756	Amazon.com, Inc.	212,421
186	Priceline.com, Inc.	174,567

		386,988

Internet Software & Services* – 8.0%
3,204	eBay, Inc.	160,168
1,365	Equinix, Inc.	237,155
539	Google, Inc. Class A	456,479
3,160	Pandora Media, Inc.	58,207
1,034	Rackspace Hosting, Inc.	46,344

		958,353

IT Services – 3.7%
789	Cognizant Technology Solutions Corp. Class A*	57,834
4,043	InterXion Holding NV*	96,749
306	MasterCard, Inc. Class A	185,460
588	Visa, Inc. Class A	102,559

		442,602

Life Sciences Tools & Services – 0.9%
2,356	Agilent Technologies, Inc.	109,884

Machinery – 2.5%
1,375	Graco, Inc.	95,549
974	IDEX Corp.	57,826
3,608	Kennametal, Inc.	153,412

		306,787

Media – 2.2%
1,126	Discovery Communications, Inc. Class A*	87,276
1,067	Scripps Networks Interactive Class A	78,457
3,152	Twenty-First Century Fox, Inc.	98,752

		264,485

Multiline Retail* – 1.2%
2,584	Dollar General Corp.	139,459

Oil, Gas & Consumable Fuels – 1.6%
533	Anadarko Petroleum Corp.	48,727
478	Pioneer Natural Resources Co.	83,636
1,190	Whiting Petroleum Corp.*	60,059

		192,422

Pharmaceuticals – 1.4%
1,116	Roche Holding AG ADR	69,451
2,096	Sanofi ADR	100,147

		169,598

Real Estate Investment Trusts – 1.1%
1,827	American Tower Corp.	126,958

Common Stocks – (continued)
Real Estate Management & Development* – 1.5%
8,466	CBRE Group, Inc. Class A	$185,151

Road & Rail* – 0.7%
3,089	Roadrunner Transportation Systems, Inc.	83,774

Semiconductors & Semiconductor Equipment – 1.2%
3,202	Xilinx, Inc.	139,031

Software – 5.1%
2,175	MICROS Systems, Inc.*	106,358
4,853	Microsoft Corp.	162,090
4,976	Oracle Corp.	158,535
3,251	Salesforce.com, Inc.*	159,722
333	Tableau Software, Inc. Class A*	24,079

		610,784

Specialty Retail – 3.8%
1,509	Dick’s Sporting Goods, Inc.	70,033
2,738	L Brands, Inc.	157,052
1,380	PetSmart, Inc.	97,193
973	Restoration Hardware Holdings, Inc.*	67,653
793	Tiffany & Co.	61,148

		453,079

Textiles, Apparel & Luxury Goods – 4.4%
850	Carter’s, Inc.	62,594
1,421	Deckers Outdoor Corp.*	83,455
3,506	NIKE, Inc. Class B	220,247
1,280	PVH Corp.	164,800

		531,096

Tobacco – 0.9%
1,231	Philip Morris International, Inc.	102,715

Wireless Telecommunication Services* – 2.0%
3,166	SBA Communications Corp. Class A	237,450

TOTAL COMMON STOCKS
(Cost $8,183,631)		$11,761,947

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.5%
Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$300,000	0.047%	09/03/13	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.4%
(Cost $8,483,631)			$12,061,947

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(50,509)

NET ASSETS – 100.0%			$12,011,438

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 97.9%
Air Freight & Logistics – 4.6%
5,593	FedEx Corp.	$600,464

Biotechnology* – 4.5%
1,406	Regeneron Pharmaceuticals, Inc.	340,688
3,209	Vertex Pharmaceuticals, Inc.	241,156

		581,844

Communications Equipment – 7.1%
13,928	QUALCOMM, Inc.	923,148

Computers & Peripherals – 6.9%
1,837	Apple, Inc.	894,711

Diversified Financial Services* – 7.2%
3,605	IntercontinentalExchange, Inc.	647,998
7,527	MSCI, Inc.	282,338

		930,336

Energy Equipment & Services – 4.4%
6,999	Schlumberger Ltd.	566,499

Food & Staples Retailing – 4.6%
5,332	Costco Wholesale Corp.	596,491

Hotels, Restaurants & Leisure – 4.6%
835	Chipotle Mexican Grill, Inc.*	340,822
3,603	Starbucks Corp.	254,083

		594,905

Industrial Conglomerates – 3.1%
6,089	Danaher Corp.	398,951

Internet & Catalog Retail* – 2.0%
917	Amazon.com, Inc.	257,659

Internet Software & Services* – 10.6%
3,627	Equinix, Inc.	630,155
879	Google, Inc. Class A	744,425

		1,374,580

IT Services – 3.0%
647	MasterCard, Inc. Class A	392,134

Oil, Gas & Consumable Fuels – 2.5%
3,587	Anadarko Petroleum Corp.	327,924

Pharmaceuticals – 1.7%
4,595	Sanofi ADR	219,549

Common Stocks – (continued)
Real Estate Investment Trusts – 3.7%
6,790	American Tower Corp.	$471,837

Real Estate Management & Development* – 5.3%
31,469	CBRE Group, Inc. Class A	688,227

Semiconductors & Semiconductor Equipment – 4.8%
14,186	Xilinx, Inc.	615,956

Specialty Retail – 3.4%
7,721	L Brands, Inc.	442,877

Textiles, Apparel & Luxury Goods – 9.2%
9,922	NIKE, Inc. Class B	623,300
4,428	PVH Corp.	570,105

		1,193,405

Wireless Telecommunication Services* – 4.7%
8,039	SBA Communications Corp. Class A	602,925

TOTAL COMMON STOCKS
(Cost $11,894,646)		$12,674,422

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment – 2.7%
SSgA U.S. Government Money Market Fund
$345,985	0.000%	09/03/13	$345,985
(Cost $345,985)

TOTAL INVESTMENTS – 100.6%
(Cost $12,240,631)			$13,020,407

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(77,062)

NET ASSETS – 100.0%			$12,943,345

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 99.6%
Beverages – 1.6%
849,986	Beam, Inc.	$53,251,623
397,119	Monster Beverage Corp.*	22,790,659

		76,042,282

Biotechnology* – 6.1%
253,312	Alexion Pharmaceuticals, Inc.	27,296,901
853,768	ARIAD Pharmaceuticals, Inc.	15,880,085
625,094	BioMarin Pharmaceutical, Inc.	40,924,904
1,457,616	Cepheid, Inc.	52,153,500
618,584	Medivation, Inc.	34,968,554
222,009	Pharmacyclics, Inc.	24,754,004
141,936	Regeneron Pharmaceuticals, Inc.	34,392,512
794,202	Vertex Pharmaceuticals, Inc.	59,684,280

		290,054,740

Capital Markets – 3.4%
1,725,277	Lazard Ltd. Class A	61,109,311
817,788	Northern Trust Corp.	44,872,028
795,255	T. Rowe Price Group, Inc.	55,779,186

		161,760,525

Chemicals – 4.7%
788,297	Airgas, Inc.	80,130,390
532,002	Ecolab, Inc.	48,598,383
825,700	International Flavors & Fragrances, Inc.	65,238,557
167,775	The Sherwin-Williams Co.	28,924,410

		222,891,740

Commercial Banks – 1.9%
2,036,162	First Republic Bank	90,161,253

Commercial Services & Supplies – 1.3%
910,176	Healthcare Services Group, Inc.	22,035,361
2,087,134	Ritchie Bros. Auctioneers, Inc.	38,674,593

		60,709,954

Communications Equipment* – 0.4%
891,503	Juniper Networks, Inc.	16,849,407

Construction & Engineering* – 0.8%
1,497,904	Quanta Services, Inc.	39,155,210

Consumer Finance – 1.3%
2,497,297	SLM Corp.	59,910,155

Diversified Financial Services* – 4.7%
622,782	IntercontinentalExchange, Inc.	111,945,065
2,935,930	MSCI, Inc.	110,126,734

		222,071,799

Diversified Telecommunication Services* – 1.3%
2,214,553	TW telecom, Inc.	63,380,507

Common Stocks – (continued)
Electrical Equipment – 4.4%
719,744	Hubbell, Inc. Class B	$72,953,252
412,362	Roper Industries, Inc.	51,009,179
2,254,080	Sensata Technologies Holding NV*	84,032,103

		207,994,534

Electronic Equipment, Instruments & Components – 1.8%
1,107,314	Amphenol Corp. Class A	83,901,182

Energy Equipment & Services – 3.5%
1,444,596	Cameron International Corp.*	82,038,607
256,744	Core Laboratories NV	38,899,283
453,996	Dril-Quip, Inc.*	46,312,132

		167,250,022

Food & Staples Retailing – 1.2%
1,101,857	Whole Foods Market, Inc.	58,122,957

Food Products* – 2.6%
854,469	The Hain Celestial Group, Inc.	69,878,475
506,235	TreeHouse Foods, Inc.	32,920,462
997,996	WhiteWave Foods Co. Class A	19,081,683

		121,880,620

Health Care Equipment & Supplies – 3.3%
852,755	C.R. Bard, Inc.	97,955,967
1,576,282	CareFusion Corp.*	56,509,709

		154,465,676

Health Care Providers & Services* – 1.8%
623,727	Henry Schein, Inc.	63,027,613
251,168	MEDNAX, Inc.	24,456,228

		87,483,841

Health Care Technology* – 0.9%
1,642,435	HMS Holdings Corp.	41,044,451

Hotels, Restaurants & Leisure – 4.1%
219,200	Chipotle Mexican Grill, Inc.*	89,470,864
889,126	Marriott International, Inc. Class A	35,556,148
193,698	Panera Bread Co. Class A*	31,770,346
678,891	Tim Hortons, Inc.	37,196,438

		193,993,796

Household Products – 1.2%
993,797	Church & Dwight Co., Inc.	58,981,852

Internet Software & Services* – 4.1%
647,094	Equinix, Inc.	112,426,112
2,137,284	Pandora Media, Inc.	39,368,771
920,623	Rackspace Hosting, Inc.	41,262,323

		193,057,206

IT Services – 2.5%
429,321	Cognizant Technology Solutions Corp. Class A*	31,469,229
473,644	FleetCor Technologies, Inc.*	48,837,433
1,920,695	Genpact Ltd.	36,973,379

		117,280,041

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – 3.4%
1,944,363	Agilent Technologies, Inc.	$90,685,090
153,477	Mettler-Toledo International, Inc.*	33,800,240
975,474	PerkinElmer, Inc.	35,087,800

		159,573,130

Machinery – 3.3%
1,211,360	Graco, Inc.	84,177,406
1,695,455	Kennametal, Inc.	72,090,747

		156,268,153

Media – 2.3%
620,611	Discovery Communications, Inc. Class A*	48,103,559
830,223	Scripps Networks Interactive Class A	61,046,297

		109,149,856

Multiline Retail* – 2.1%
1,851,070	Dollar General Corp.	99,902,248

Oil, Gas & Consumable Fuels – 2.3%
404,994	Pioneer Natural Resources Co.	70,861,800
725,592	Whiting Petroleum Corp.*	36,620,628

		107,482,428

Pharmaceuticals – 1.7%
491,342	Shire PLC ADR	54,155,715
925,691	Zoetis, Inc.	26,983,893

		81,139,608

Real Estate Management & Development* – 2.3%
5,072,999	CBRE Group, Inc. Class A	110,946,488

Semiconductors & Semiconductor Equipment – 4.3%
1,915,864	Altera Corp.	67,380,937
1,065,640	Linear Technology Corp.	40,845,981
2,213,693	Xilinx, Inc.	96,118,550

		204,345,468

Software* – 2.6%
1,234,594	MICROS Systems, Inc.	60,371,647
1,266,832	Salesforce.com, Inc.	62,239,456

		122,611,103

Specialty Retail – 6.2%
815,830	Dick’s Sporting Goods, Inc.	37,862,670
1,903,624	L Brands, Inc.	109,191,872
1,218,888	PetSmart, Inc.	85,846,282
522,545	Tiffany & Co.	40,293,445
233,157	Ulta Salon, Cosmetics & Fragrance, Inc.*	23,138,501

		296,332,770

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 5.8%
1,173,937	Deckers Outdoor Corp.*	$68,945,320
2,207,612	Fifth & Pacific Cos., Inc.*	52,629,470
855,316	PVH Corp.	110,121,935
275,611	Ralph Lauren Corp.	45,588,816

		277,285,541

Trading Companies & Distributors – 1.2%
238,848	W.W. Grainger, Inc.	59,079,053

Wireless Telecommunication Services* – 3.2%
2,001,670	SBA Communications Corp. Class A	150,125,250

TOTAL COMMON STOCKS
(Cost $3,494,450,994)		$4,722,684,846

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.5%
Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$23,300,000	0.047%	09/03/13	$23,300,000
(Cost $23,300,000)

TOTAL INVESTMENTS – 100.1%
(Cost $3,517,750,994)			$4,745,984,846

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(2,838,934)

NET ASSETS – 100.0%			$4,743,145,912

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL/MIDCAP GROWTH FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense* – 0.5%
374,562	Aerovironment, Inc.	$8,206,653

Auto Components* – 0.8%
737,919	Gentherm, Inc.	12,345,385

Biotechnology* – 7.3%
1,126,930	Achillion Pharmaceuticals, Inc.	7,268,699
380,092	ARIAD Pharmaceuticals, Inc.	7,069,711
159,667	BioMarin Pharmaceutical, Inc.	10,453,398
688,008	Cepheid, Inc.	24,616,926
163,671	Durata Therapeutics, Inc.	1,379,747
243,261	Medivation, Inc.	13,751,544
318,619	Neurocrine Biosciences, Inc.	4,642,279
104,185	Pharmacyclics, Inc.	11,616,628
725,335	Regulus Therapeutics, Inc.	6,854,416
161,177	Stemline Therapeutics, Inc.	5,584,783
781,069	Swedish Orphan Biovitrum AB ADR	5,406,895
115,630	Synageva BioPharma Corp.	5,424,203
316,287	Synta Pharmaceuticals Corp.	1,866,093
134,987	Vertex Pharmaceuticals, Inc.	10,144,273

		116,079,595

Capital Markets – 1.8%
546,539	HFF, Inc. Class A	12,570,397
443,328	Lazard Ltd. Class A	15,702,678

		28,273,075

Chemicals – 2.4%
202,884	Airgas, Inc.	20,623,159
234,215	International Flavors & Fragrances, Inc.	18,505,327

		39,128,486

Commercial Banks – 3.6%
923,158	Eagle Bancorp, Inc.*	23,522,066
372,073	First Republic Bank	16,475,393
212,694	Independent Bank Group, Inc.	7,286,896
312,153	Popular, Inc.*	9,695,472

		56,979,827

Commercial Services & Supplies – 3.3%
1,372,314	Healthcare Services Group, Inc.	33,223,722
718,260	Ritchie Bros. Auctioneers, Inc.	13,309,358
61,201	Stericycle, Inc.*	6,888,784

		53,421,864

Communications Equipment* – 0.9%
1,055,317	Calix, Inc.	13,560,823

Construction & Engineering* – 0.8%
493,535	Quanta Services, Inc.	12,901,005

Consumer Finance – 1.3%
847,803	SLM Corp.	20,338,794

Containers & Packaging – 0.5%
181,964	Avery Dennison Corp.	7,780,781

Common Stocks – (continued)
Diversified Financial Services* – 2.1%
896,251	MSCI, Inc.	$33,618,375

Diversified Telecommunication Services* – 1.4%
793,529	TW telecom, Inc.	22,710,800

Electrical Equipment – 4.2%
243,578	Hubbell, Inc. Class B	24,689,066
120,624	Roper Industries, Inc.	14,921,189
759,442	Sensata Technologies Holding NV*	28,311,998

		67,922,253

Electronic Equipment, Instruments & Components – 2.3%
233,792	Amphenol Corp. Class A	17,714,420
278,216	IPG Photonics Corp.	14,956,892
417,167	RealD, Inc.*	3,416,598

		36,087,910

Energy Equipment & Services – 4.0%
108,422	Core Laboratories NV	16,427,017
312,386	Dril-Quip, Inc.*	31,866,496
228,275	Geospace Technologies Corp.*	15,924,464

		64,217,977

Food & Staples Retailing* – 0.7%
449,895	The Chefs’ Warehouse, Inc.	10,388,076

Food Products* – 2.8%
313,784	The Hain Celestial Group, Inc.	25,661,255
193,562	TreeHouse Foods, Inc.	12,587,337
374,421	WhiteWave Foods Co. Class A	7,158,930

		45,407,522

Health Care Equipment & Supplies – 2.7%
421,571	CareFusion Corp.*	15,113,321
460,657	DexCom, Inc.*	12,460,772
112,770	Given Imaging Ltd.*	2,040,009
67,015	Teleflex, Inc.	5,165,516
467,139	Tornier NV*	8,866,298

		43,645,916

Health Care Providers & Services* – 3.9%
288,806	Acadia Healthcare Co., Inc.	11,069,934
581,319	ExamWorks Group, Inc.	13,660,996
203,836	Henry Schein, Inc.	20,597,628
173,479	MEDNAX, Inc.	16,891,650

		62,220,208

Health Care Technology* – 1.7%
633,670	HMS Holdings Corp.	15,835,413
478,854	MedAssets, Inc.	10,735,907

		26,571,320

Hotels, Restaurants & Leisure – 3.1%
526,921	Bloomin’ Brands, Inc.*	11,855,722
253,514	Chuy’s Holdings, Inc.*	9,113,828
234,724	Jack in the Box, Inc.*	9,269,251

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MIDCAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
65,226	Panera Bread Co. Class A*	$10,698,369
170,407	Tim Hortons, Inc.	9,336,600

		50,273,770

Household Durables* – 1.1%
910,679	M/I Homes, Inc.	17,057,018

Household Products – 0.9%
249,150	Church & Dwight Co., Inc.	14,787,052

Internet Software & Services* – 3.9%
138,546	Equinix, Inc.	24,070,982
516,368	Internap Network Services Corp.	3,764,323
1,052,192	Pandora Media, Inc.	19,381,377
342,786	Rackspace Hosting, Inc.	15,363,668

		62,580,350

IT Services – 4.1%
490,781	EVERTEC, Inc.	11,714,942
196,507	FleetCor Technologies, Inc.*	20,261,837
686,886	Genpact Ltd.	13,222,556
823,994	InterXion Holding NV*	19,718,176

		64,917,511

Leisure Equipment & Products* – 0.4%
602,252	Black Diamond, Inc.	6,263,421

Life Sciences Tools & Services – 1.9%
35,589	Mettler-Toledo International, Inc.*	7,837,766
158,919	PAREXEL International Corp.*	7,378,609
436,463	PerkinElmer, Inc.	15,699,574

		30,915,949

Machinery – 4.4%
411,872	Graco, Inc.	28,620,985
266,479	IDEX Corp.	15,820,858
592,445	Kennametal, Inc.	25,190,762

		69,632,605

Media* – 0.1%
396,091	RLJ Entertainment, Inc.	2,293,367

Oil, Gas & Consumable Fuels* – 4.0%
310,508	Approach Resources, Inc.	7,234,836
367,790	Laredo Petroleum Holdings, Inc.	9,658,165
573,383	Rex Energy Corp.	11,926,367
314,186	Rosetta Resources, Inc.	14,619,075
406,128	Whiting Petroleum Corp.	20,497,280

		63,935,723

Pharmaceuticals* – 0.6%
442,925	Sagent Pharmaceuticals, Inc.	9,770,925

Real Estate Management & Development* – 1.7%
1,268,104	CBRE Group, Inc. Class A	27,733,434

Common Stocks – (continued)
Road & Rail* – 1.1%
667,455	Roadrunner Transportation Systems, Inc.	$18,101,380

Semiconductors & Semiconductor Equipment – 3.7%
214,990	Hittite Microwave Corp.*	13,148,788
477,958	Intermolecular, Inc.*	2,862,968
230,021	Linear Technology Corp.	8,816,705
412,546	Ultratech, Inc.*	11,666,801
531,116	Xilinx, Inc.	23,061,057

		59,556,319

Software* – 3.5%
407,102	MICROS Systems, Inc.	19,907,288
259,425	NetSuite, Inc.	25,794,628
170,726	Solarwinds, Inc.	6,222,962
46,149	Tableau Software, Inc. Class A	3,337,034

		55,261,912

Specialty Retail – 5.4%
269,827	Dick’s Sporting Goods, Inc.	12,522,671
102,889	Five Below, Inc.*	3,781,171
326,516	PetSmart, Inc.	22,996,522
238,727	Restoration Hardware Holdings, Inc.*	16,598,688
252,637	Rue21, Inc.*	10,320,221
315,733	Tile Shop Holdings, Inc.*	8,389,026
77,811	Ulta Salon, Cosmetics & Fragrance, Inc.*	7,721,964
104,621	Urban Outfitters, Inc.*	4,386,758

		86,717,021

Textiles, Apparel & Luxury Goods – 7.4%
296,392	Carter’s, Inc.	21,826,307
427,545	Deckers Outdoor Corp.*	25,109,718
968,682	Fifth & Pacific Co., Inc.*	23,093,379
239,342	PVH Corp.	30,815,282
240,677	Under Armour, Inc. Class A*	17,482,777

		118,327,463

Wireless Telecommunication Services* – 2.6%
559,228	SBA Communications Corp. Class A	41,942,100

TOTAL COMMON STOCKS
(Cost $1,253,827,752)		$1,581,873,965

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL/MIDCAP GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$33,800,000	0.047%	09/03/13	$33,800,000
(Cost $33,800,000)

TOTAL INVESTMENTS – 101.0%
(Cost $1,287,627,752)			1,615,673,965

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(15,726,035)

NET ASSETS – 100.0%			$1,599,947,930

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 6.4%
90,998	Honeywell International, Inc.	$7,240,711
28,147	Precision Castparts Corp.	5,945,772
49,067	The Boeing Co.	5,099,043
35,193	United Technologies Corp.	3,522,819

		21,808,345

Air Freight & Logistics – 1.8%
57,621	FedEx Corp.	6,186,191

Beverages – 4.3%
36,761	Diageo PLC ADR	4,509,839
69,272	PepsiCo., Inc.	5,523,057
118,498	The Coca-Cola Co.	4,524,254

		14,557,150

Biotechnology – 6.0%
38,554	Amgen, Inc.	4,200,073
22,261	Celgene Corp.*	3,116,095
89,574	Gilead Sciences, Inc.*	5,398,625
21,553	Regeneron Pharmaceuticals, Inc.*	5,222,507
34,093	Vertex Pharmaceuticals, Inc.*	2,562,089

		20,499,389

Capital Markets – 0.7%
32,266	T. Rowe Price Group, Inc.	2,263,137

Chemicals – 1.6%
46,490	Praxair, Inc.	5,457,926

Communications Equipment – 4.2%
215,925	QUALCOMM, Inc.	14,311,509

Computers & Peripherals – 5.4%
37,612	Apple, Inc.	18,318,925

Diversified Financial Services* – 2.0%
38,931	IntercontinentalExchange, Inc.	6,997,847

Electronic Equipment, Instruments & Components – 1.0%
45,824	Amphenol Corp. Class A	3,472,084

Energy Equipment & Services – 3.5%
29,110	Cameron International Corp.*	1,653,157
125,883	Schlumberger Ltd.	10,188,970

		11,842,127

Food & Staples Retailing – 4.2%
84,344	Costco Wholesale Corp.	9,435,563
93,606	Whole Foods Market, Inc.	4,937,717

		14,373,280

Health Care Equipment & Supplies – 3.1%
107,702	Abbott Laboratories	3,589,708
34,688	Becton Dickinson & Co.	3,377,917
30,782	C.R. Bard, Inc.	3,535,928

		10,503,553

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 4.3%
13,067	Chipotle Mexican Grill, Inc.*	$5,333,558
93,750	Starbucks Corp.	6,611,250
52,213	Tim Hortons, Inc.	2,860,750

		14,805,558

Household Products – 1.0%
43,234	The Procter & Gamble Co.	3,367,496

Industrial Conglomerates – 1.8%
93,508	Danaher Corp.	6,126,644

Internet & Catalog Retail* – 3.8%
29,993	Amazon.com, Inc.	8,427,433
5,026	Priceline.com, Inc.	4,717,052

		13,144,485

Internet Software & Services* – 9.6%
129,740	eBay, Inc.	6,485,703
48,170	Equinix, Inc.	8,369,056
88,937	Facebook, Inc. Class A	3,671,319
16,820	Google, Inc. Class A	14,244,858

		32,770,936

IT Services – 1.8%
10,422	MasterCard, Inc. Class A	6,316,566

Life Sciences Tools & Services – 1.6%
119,500	Agilent Technologies, Inc.	5,573,480

Machinery – 1.0%
29,044	Cummins, Inc.	3,578,221

Media – 3.1%
31,654	Discovery Communications, Inc. Class A*	2,453,502
18,427	Time Warner Cable, Inc.	1,978,138
198,077	Twenty-First Century Fox, Inc.	6,205,752

		10,637,392

Multiline Retail* – 2.1%
134,851	Dollar General Corp.	7,277,908

Oil, Gas & Consumable Fuels – 2.5%
49,693	Anadarko Petroleum Corp.	4,542,934
22,525	Pioneer Natural Resources Co.	3,941,199

		8,484,133

Pharmaceuticals – 2.3%
37,503	Roche Holding AG ADR	2,333,883
115,061	Sanofi ADR	5,497,615

		7,831,498

Real Estate Investment Trusts – 3.0%
148,876	American Tower Corp.	10,345,393

Real Estate Management & Development* – 2.0%
315,492	CBRE Group, Inc. Class A	6,899,810

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.7%
136,441	Xilinx, Inc.	$5,924,268

Software – 4.9%
222,313	Microsoft Corp.	7,425,254
102,697	Oracle Corp.	3,271,926
122,560	Salesforce.com, Inc.*	6,021,373

		16,718,553

Specialty Retail – 1.8%
107,435	L Brands, Inc.	6,162,472

Textiles, Apparel & Luxury Goods – 4.3%
141,618	NIKE, Inc. Class B	8,896,443
45,284	PVH Corp.	5,830,315

		14,726,758

Tobacco – 1.0%
40,619	Philip Morris International, Inc.	3,389,249

Wireless Telecommunication Services* – 0.5%
24,314	Crown Castle International Corp.	1,687,878

TOTAL COMMON STOCKS
(Cost $267,346,041)		$336,360,161

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$5,500,000	0.047%	09/03/13	$5,500,000
(Cost $5,500,000)

TOTAL INVESTMENTS – 99.9%
(Cost $272,846,041)			$341,860,161

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			300,604

NET ASSETS – 100.0%			$342,160,765

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 99.4%
Communications Equipment – 10.2%
355,714	Calix, Inc.*	$4,570,925
416,214	Juniper Networks, Inc.*	7,866,445
379,183	QUALCOMM, Inc.	25,132,249

		37,569,619

Computers & Peripherals – 14.6%
93,722	Apple, Inc.	45,647,300
318,193	EMC Corp.	8,203,016

		53,850,316

Diversified Financial Services* – 3.3%
68,226	IntercontinentalExchange, Inc.	12,263,623

Diversified Telecommunication Services* – 2.3%
295,714	TW telecom, Inc.	8,463,335

Electronic Equipment, Instruments & Components – 2.9%
99,185	Amphenol Corp. Class A	7,515,247
370,813	RealD, Inc.*	3,036,959

		10,552,206

Internet & Catalog Retail* – 7.4%
54,182	Amazon.com, Inc.	15,224,058
12,559	Priceline.com, Inc.	11,786,998

		27,011,056

Internet Software & Services* – 22.7%
210,119	eBay, Inc.	10,503,849
95,075	Equinix, Inc.	16,518,330
257,183	Facebook, Inc. Class A	10,616,514
23,732	Google, Inc. Class A	20,098,631
248,832	Internap Network Services Corp.	1,813,985
623,185	Pandora Media, Inc.	11,479,068
157,041	Rackspace Hosting, Inc.	7,038,578
171,315	Yandex NV Class A	5,482,080

		83,551,035

IT Services* – 4.4%
86,899	Cognizant Technology Solutions Corp. Class A	6,369,697
415,108	InterXion Holding NV	9,933,534

		16,303,231

Real Estate Investment Trusts – 2.7%
140,049	American Tower Corp.	9,732,005

Semiconductors & Semiconductor Equipment – 8.6%
197,639	Altera Corp.	6,950,964
92,678	Hittite Microwave Corp.*	5,668,186
222,488	Intermolecular, Inc.*	1,332,703
245,591	NVIDIA Corp.	3,622,467
112,961	Ultratech, Inc.*	3,194,537
247,856	Xilinx, Inc.	10,761,908

		31,530,765

Common Stocks – (continued)
Software – 16.4%
204,812	MICROS Systems, Inc.*	$10,015,307
238,374	Microsoft Corp.	7,961,691
112,855	NetSuite, Inc.*	11,221,173
409,294	Oracle Corp.	13,040,107
277,546	Salesforce.com, Inc.*	13,635,835
74,825	Solarwinds, Inc.*	2,727,371
25,816	Tableau Software, Inc. Class A*	1,866,755

		60,468,239

Wireless Telecommunication Services* – 3.9%
191,511	SBA Communications Corp. Class A	14,363,325

TOTAL COMMON STOCKS
(Cost $283,287,306)		$365,658,755

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$4,200,000	0.047%	09/03/13	$4,200,000
(Cost $4,200,000)

TOTAL INVESTMENTS – 100.6%
(Cost $287,487,306)			$369,858,755

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(2,069,684)

NET ASSETS – 100.0%			$367,789,071

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 30, 2013. Additional information appears on pages 88-89.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments

August 31, 2013

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 3.5%
3,973	The Boeing Co.	$412,874

Air Freight & Logistics – 1.6%
1,746	FedEx Corp.	187,451

Beverages – 2.5%
1,125	Anheuser-Busch InBev NV ADR	105,019
1,075	Monster Beverage Corp.*	61,694
1,619	PepsiCo., Inc.	129,083

		295,796

Biotechnology* – 3.8%
4,492	ARIAD Pharmaceuticals, Inc.	83,551
2,162	Gilead Sciences, Inc.	130,304
504	Regeneron Pharmaceuticals, Inc.	122,124
1,455	Vertex Pharmaceuticals, Inc.	109,343

		445,322

Chemicals – 1.3%
1,356	Praxair, Inc.	159,194

Commercial Banks – 1.6%
5,864	SunTrust Banks, Inc.	187,765

Commercial Services & Supplies – 1.2%
3,582	Waste Management, Inc.	144,856

Communications Equipment – 2.0%
3,508	QUALCOMM, Inc.	232,510

Computers & Peripherals – 5.7%
938	Apple, Inc.	456,853
8,641	EMC Corp.	222,765

		679,618

Consumer Finance – 0.5%
2,689	SLM Corp.	64,509

Diversified Financial Services – 6.3%
20,941	Bank of America Corp.	295,687
2,220	Citigroup, Inc.	107,293
6,846	JPMorgan Chase & Co.	345,928

		748,908

Energy Equipment & Services – 3.5%
4,428	Halliburton Co.	212,544
2,466	Schlumberger Ltd.	199,598

		412,142

Food & Staples Retailing – 2.7%
2,132	Costco Wholesale Corp.	238,507
1,606	Whole Foods Market, Inc.	84,716

		323,223

Food Products – 0.7%
2,734	Mondelez International, Inc. Class A	83,852

Common Stocks – (continued)
Health Care Equipment & Supplies – 3.4%
5,154	Abbott Laboratories	$171,783
1,172	Becton Dickinson & Co.	114,130
783	C.R. Bard, Inc.	89,943
438	Covidien PLC	26,017

		401,873

Health Care Providers & Services – 1.7%
2,846	UnitedHealth Group, Inc.	204,172

Hotels, Restaurants & Leisure – 2.0%
335	Chipotle Mexican Grill, Inc.*	136,737
1,495	Starbucks Corp.	105,427

		242,164

Household Durables* – 0.9%
3,491	Toll Brothers, Inc.	106,860

Household Products – 2.6%
3,934	The Procter & Gamble Co.	306,419

Industrial Conglomerates – 4.0%
20,341	General Electric Co.	470,691

Insurance – 7.1%
5,478	American International Group, Inc.*	254,508
884	Everest Re Group Ltd.	121,064
2,822	Prudential Financial, Inc.	211,311
4,398	The Hartford Financial Services Group, Inc.	130,181
1,596	The Travelers Cos., Inc.	127,520

		844,584

Internet & Catalog Retail* – 2.9%
760	Amazon.com, Inc.	213,545
137	Priceline.com, Inc.	128,578

		342,123

Internet Software & Services* – 4.9%
3,439	eBay, Inc.	171,916
725	Equinix, Inc.	125,961
334	Google, Inc. Class A	282,865

		580,742

IT Services – 1.4%
273	MasterCard, Inc. Class A	165,460

Media – 1.0%
1,415	Viacom, Inc. Class B	112,577

Multi-Utilities – 1.0%
2,937	PG&E Corp.	121,474

Multiline Retail* – 1.1%
2,511	Dollar General Corp.	135,519

Oil, Gas & Consumable Fuels – 7.3%
5,456	Devon Energy Corp.	311,483
4,152	Exxon Mobil Corp.	361,888

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments (continued)

August 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
4,983	Southwestern Energy Co.*	$190,351

		863,722

Pharmaceuticals – 2.9%
4,931	Merck & Co., Inc.	233,187
4,080	Pfizer, Inc.	115,097

		348,284

Real Estate Investment Trusts – 1.5%
2,605	American Tower Corp.	181,021

Real Estate Management & Development* – 1.3%
7,062	CBRE Group, Inc. Class A	154,446

Semiconductors & Semiconductor Equipment – 3.1%
3,474	Altera Corp.	122,181
1,811	Lam Research Corp.*	84,519
3,741	Xilinx, Inc.	162,434

		369,134

Software – 4.0%
11,171	Microsoft Corp.	373,112
2,009	Salesforce.com, Inc.*	98,702

		471,814

Specialty Retail – 2.3%
2,316	L Brands, Inc.	132,846
3,017	Lowe’s Cos., Inc.	138,239

		271,085

Textiles, Apparel & Luxury Goods – 3.4%
4,760	NIKE, Inc. Class B	299,023
795	PVH Corp.	102,357

		401,380

Wireless Telecommunication Services* – 2.3%
3,633	SBA Communications Corp. Class A	272,475

TOTAL COMMON STOCKS
(Cost $9,361,932)		$11,746,039

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment – 2.3%
SSgA U.S. Government Money Market Fund
$277,288	0.000%	09/03/13	$277,288
(Cost $277,288)

TOTAL INVESTMENTS – 101.3%
(Cost $9,639,220)			$12,023,327

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(156,361)

NET ASSETS – 100.0%			$11,866,966

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 3, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$500,000	$500,003	$511,869
Concentrated Growth	1,900,000	1,900,010	1,945,102
Flexible Cap Growth	300,000	300,002	307,121
Growth Opportunities	23,300,000	23,300,122	23,853,088
Small/Mid Cap Growth	33,800,000	33,800,177	34,602,333
Strategic Growth	5,500,000	5,500,029	5,630,557
Technology Tollkeeper	4,200,000	4,200,022	4,299,698

REPURCHASE AGREEMENTS — At August 31, 2013, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper
BNP Paribas Securities Co.	0.050%	$265,957	$1,010,638	$159,574	$12,393,617	$17,978,723	$2,925,532	$2,234,043
Merrill Lynch & Co., Inc	0.050	21,659	$82,305	12,996	1,009,322	1,464,167	238,252	181,938
TD Securities (USA) LLC	0.040	172,203	654,370	103,322	8,024,644	11,640,900	1,894,229	1,446,502
Wells Fargo Securities LLC	0.060	40,181	152,687	24,108	1,872,417	2,716,210	441,987	337,517
TOTAL		$500,000	$1,900,000	$300,000	$23,300,000	$33,800,000	$5,500,000	$4,200,000

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments (continued)

August 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

At August 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.170% to 5.000%	11/28/14 to 08/07/20
Federal Home Loan Mortgage Corp.	2.500 to 4.000	07/01/23 to 08/01/43
Federal National Mortgage Association	2.500 to 4.500	10/01/27 to 05/01/43
Government National Mortgage Association	3.500 to 5.000	08/15/41 to 08/15/42
U.S. Treasury Note	2.125	12/31/15

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2013

Capital Growth Fund
Assets:
Investments, at value (cost $598,654,497, $112,238,875, $8,483,631, $12,240,631, $3,517,750,994, $1,287,627,752, $272,846,041, $287,487,306 and $9,639,220)	$852,027,455
Cash	78,287
Receivables:
Investments sold	4,435,065
Dividends and interest	1,073,250
Fund shares sold	77,486
Foreign tax reclaims	70,002
Reimbursement from investment adviser	45,528
Other assets	30,233
Total assets	857,837,306

Liabilities:
Payables:
Fund shares redeemed	1,164,951
Amounts owed to affiliates	864,253
Investments purchased	—
Accrued expenses	242,272
Total liabilities	2,271,476

Net Assets:
Paid-in capital	490,965,906
Undistributed net investment income (loss)	2,418,634
Accumulated net realized gain	108,808,784
Net unrealized gain	253,372,506
NET ASSETS	$855,565,830
Net Assets:
Class A	$630,494,969
Class B	19,328,937
Class C	75,374,634
Institutional	124,794,899
Service	980,120
Class IR	2,112,348
Class R	2,479,923
Total Net Assets	$855,565,830
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	22,411,918
Class B	789,375
Class C	3,081,754
Institutional	4,220,213
Service	35,486
Class IR	74,704
Class R	89,382
Net asset value, offering and redemption price per share:(a)
Class A	$28.13
Class B	24.49
Class C	24.46
Institutional	29.57
Service	27.62
Class IR	28.28
Class R	27.75

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $29.77, $18.04, $12.52, $13.70, $28.20, $19.71, $13.01, $16.08 and $15.65, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$157,866,736	$12,061,947	$13,020,407	$4,745,984,846	$1,615,673,965	$341,860,161	$369,858,755	$12,023,327
12,044	8,669	—	98,531	54,326	17,059	46,528	—

—	—	—	—	4,281,334	—	—	—
127,823	11,488	11,628	3,075,961	689,519	399,026	180,790	16,074
261,080	25,000	—	5,653,989	5,283,900	673,580	154,970	82
13,243	—	—	—	—	31,343	—	233
49,967	430	9,128	85,145	—	34,615	51,409	28,754
250	44	124	13,919	3,539	352	1,232	50
158,331,143	12,107,578	13,041,287	4,754,912,391	1,625,986,583	343,016,136	370,293,684	12,068,520

218,385	36	—	6,771,806	2,335,946	475,161	1,832,008	560
122,394	11,391	9,196	4,491,453	1,578,100	263,025	463,846	8,696
—	—	—	—	21,903,299	—	—	76,665
96,760	84,713	88,746	503,220	221,308	117,185	208,759	115,633
437,539	96,140	97,942	11,766,479	26,038,653	855,371	2,504,613	201,554

105,516,469	7,470,298	11,388,341	3,278,031,462	1,215,733,671	233,535,030	285,760,209	8,695,255
260,220	6,768	26,490	897,206	(6,411,997)	1,156,289	(2,014,179)	51,429
6,489,054	956,061	748,738	235,986,060	62,580,696	38,455,531	1,671,592	736,175
45,627,861	3,578,311	779,776	1,228,231,184	328,045,560	69,013,915	82,371,449	2,384,107
$157,893,604	$12,011,438	$12,943,345	$4,743,145,912	$1,599,947,930	$342,160,765	$367,789,071	$11,866,966

$8,476,421	$4,583,791	$56,428	$1,130,449,139	$592,798,475	$87,987,407	$228,423,540	$2,869,299
315,569	—	—	9,428,988	4,572,720	1,022,473	5,853,546	—
2,561,271	1,004,516	22,981	172,009,955	150,744,024	9,314,092	50,278,338	125,915
146,182,587	6,215,117	12,837,857	3,207,925,282	725,662,121	242,864,927	70,416,147	8,645,990
—	—	—	60,976,878	8,495,375	82,445	10,166,996	—
345,965	166,888	13,092	91,092,521	93,255,306	883,672	2,650,504	174,301
11,791	41,126	12,987	71,263,149	24,419,909	5,749	—	51,461
$157,893,604	$12,011,438	$12,943,345	$4,743,145,912	$1,599,947,930	$342,160,765	$367,789,071	$11,866,966

497,262	387,577	4,357	42,412,567	31,821,294	7,156,783	15,026,091	194,023
20,140	—	—	407,388	264,025	92,348	427,962	—
163,700	89,005	1,788	7,513,092	8,708,404	840,048	3,676,278	8,639
8,289,475	510,664	986,305	111,271,959	37,704,734	18,984,579	4,379,329	582,146
—	—	—	2,336,366	462,310	6,716	675,782	—
20,170	13,845	1,007	3,361,183	4,927,180	69,054	165,580	11,753
700	3,526	1,003	2,715,212	1,330,880	469	—	3,483

$17.05	$11.83	$12.95	$26.65	$18.63	$12.29	$15.20	$14.79
15.67	—	—	23.14	17.32	11.07	13.68	—
15.65	11.29	12.85	22.89	17.31	11.09	13.68	14.58
17.63	12.17	13.02	28.83	19.25	12.79	16.08	14.85
—	—	—	26.10	18.38	12.28	15.04	—
17.15	12.05	13.01	27.10	18.93	12.80	16.01	14.83
16.84	11.66	12.95	26.25	18.35	12.26	—	14.78

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2013

Capital Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $69,785, $13,503, $759, $0, $273,745, $82,605, $0, $0 and $117)	$12,902,866
Interest	8,685
Total investment income	12,911,551

Expenses:
Management fees	8,476,966
Distribution and Service fees(a)	2,586,269
Transfer Agent fees(a)	1,457,283
Printing and mailing costs	208,872
Custody, accounting and administrative services	104,786
Registration fees	104,275
Professional fees	85,354
Trustee fees	18,564
Service Share fees — Shareholder Administration Plan	2,841
Service Share fees — Service Plan	2,841
Amortization of offering costs	—
Other	22,411
Total expenses	13,070,462
Less — expense reductions	(3,053,480)
Net expenses	10,016,982
NET INVESTMENT INCOME (LOSS)	2,894,569

Realized and unrealized gain (loss):
Net realized gain from:
Investments (including commission recapture of $103,771, $17,325, $0, $0, $410,929, $0, $25,251, $34,507 and $0)	125,825,982
Net change in unrealized gain (loss) on:
Investments	(7,691,106)
Foreign currency transactions	(452)
Net realized and unrealized gain	118,134,424
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,028,993

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	$1,611,630	$225,815	$738,241	$10,583	$1,224,839	$42,905	$140,266	$40,436	$454	$4,361	$4,022
Concentrated Growth	131,121	3,306	29,952	55	99,652	628	5,691	38,588	—	833	21
Flexible Cap Growth	13,750	—	8,965	261	10,450	—	1,703	2,219	—	316	99
Focused Growth	182	—	148	61	138	—	28	3,612	—	24	23
Growth Opportunities	2,731,619	105,814	1,640,814	308,788	2,076,030	20,105	311,755	1,178,166	24,194	170,447	117,339
Small/Mid Cap Growth	1,156,884	45,963	1,117,554	107,368	879,232	8,733	212,335	187,012	3,014	124,737	40,800
Strategic Growth	328,347	12,239	89,597	23	249,544	2,325	17,023	87,843	35	1,108	8
Technology Tollkeeper	586,616	68,988	496,403	—	445,828	13,108	94,316	22,982	4,299	4,778	—
U.S. Equity	7,511	—	1,458	175	5,708	—	277	3,112	—	269	67

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$2,458,787	$153,496	$125,276	$40,047,128	$7,228,039	$5,759,322	$2,378,335	$205,173
2,286	229	196	71,533	41,402	3,295	6,478	206
2,461,073	153,725	125,472	40,118,661	7,269,441	5,762,617	2,384,813	205,379

1,526,949	121,624	91,430	41,822,106	11,412,932	3,618,040	3,619,014	77,743
164,434	22,976	391	4,787,035	2,427,769	430,206	1,152,007	9,144
145,413	14,787	3,825	3,898,036	1,455,863	357,886	585,311	9,433
45,313	36,921	30,359	448,177	160,916	75,449	135,072	32,262
50,634	56,097	37,568	239,252	129,577	75,761	61,675	53,524
82,589	61,239	49,419	123,648	127,644	94,604	83,359	92,844
76,842	84,657	47,442	91,129	74,888	76,107	78,891	76,149
16,817	16,464	16,454	27,508	19,250	17,365	17,435	16,460
—	—	—	151,214	18,835	218	26,867	—
—	—	—	151,214	18,835	218	26,867	—
—	—	114,172	—	—	—	—	—
11,390	7,470	31,125	95,494	29,933	16,092	14,328	6,919
2,120,381	422,235	422,185	51,834,813	15,876,442	4,761,946	5,800,826	374,478
(552,352)	(284,279)	(344,483)	(2,405,948)	(1,711,974)	(1,390,173)	(159,170)	(273,302)
1,568,029	137,956	77,702	49,428,865	14,164,468	3,371,773	5,641,656	101,176
893,044	15,769	47,770	(9,310,204)	(6,895,027)	2,390,844	(3,256,843)	104,203

24,348,485	1,448,192	770,220	356,949,267	86,225,576	54,393,479	8,785,321	1,005,160

(4,517,877)	405,730	410,224	460,293,812	182,348,027	(3,646,251)	33,870,056	1,019,786
—	(5)	—	(2,668)	(653)	(205)	—	—
19,830,608	1,853,917	1,180,444	817,240,411	268,572,950	50,747,023	42,655,377	2,024,946
$20,723,652	$1,869,686	$1,228,214	$807,930,207	$261,677,923	$53,137,867	$39,398,534	$2,129,149

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income (loss)	$2,894,569	$590,889
Net realized gain	125,825,982	96,649,991
Net change in unrealized gain (loss)	(7,691,558)	63,428,264
Net increase in net assets resulting from operations	121,028,993	160,669,144

Distributions to shareholders:
From net investment income
Class A Shares	(690,472)	(1,176,897)
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	(395,128)	(843,182)
Service Shares	(417)	(883)
Class IR Shares	(10,114)	(9,608)
Class R Shares	(3,429)	(579)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(1,099,560)	(2,031,149)

From share transactions:
Proceeds from sales of shares	78,419,489	66,322,103
Reinvestment of distributions	1,032,918	1,885,834
Cost of shares redeemed	(194,960,552)	(451,308,864)
Net decrease in net assets resulting from share transactions	(115,508,145)	(383,100,927)
TOTAL INCREASE (DECREASE)	4,421,288	(224,462,932)

Net assets:
Beginning of year	851,144,542	1,075,607,474
End of year	$855,565,830	$851,144,542
Undistributed net investment income (loss)	$2,418,634	$628,578

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund
For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

$893,044	$346,598	$15,769	$(21,034)
24,348,485	20,967,098	1,448,192	1,193,798
(4,517,877)	7,552,943	405,725	667,097
20,723,652	28,866,639	1,869,686	1,839,861

(355,613)	—	—	—
(218)	—	—	—
(1,983)	—	—	—
(419,468)	(298,715)	—	—
—	—	—	—
(4,247)	(1,459)	—	—
(24)	—	—	—

—	—	(713,810)	(622,301)
—	—	(102,494)	(57,805)
—	—	(539,715)	(233,496)
—	—	(18,987)	(6,825)
—	—	(7,512)	(9,321)
(781,553)	(300,174)	(1,382,518)	(929,748)

100,006,573	8,892,961	3,352,588	1,930,385
741,898	268,022	1,362,254	901,192
(114,987,264)	(124,417,630)	(6,470,712)	(11,557,742)
(14,238,793)	(115,256,647)	(1,755,870)	(8,726,165)
5,703,306	(86,690,182)	(1,268,702)	(7,816,052)

152,190,298	238,880,480	13,280,140	21,096,192
$157,893,604	$152,190,298	$12,011,438	$13,280,140
$260,220	$148,729	$6,768	$(8,978)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Focused Growth Fund
	For the Fiscal Year Ended August 31, 2013	For the Period Ended August 31, 2012(a)
From operations:
Net investment income (loss)	$47,770	$5,534
Net realized gain (loss)	770,220	(13,299)
Net change in unrealized gain	410,224	369,552
Net increase in net assets resulting from operations	1,228,214	361,787

Distributions to shareholders:
From net investment income
Class A Shares	(261)	—
Class C Shares	(11)	—
Institutional Shares	(27,074)	—
Class IR Shares	(54)	—
Class R Shares	(11)	—
From net realized gains
Class A Shares	(115)	—
Class B Shares	—	—
Class C Shares	(21)	—
Institutional Shares	(8,003)	—
Service Shares	—	—
Class IR Shares	(22)	—
Class R Shares	(22)	—
Total distributions to shareholders	(35,594)	—

From share transactions:
Proceeds from sales of shares	10,726,282	3,135,328
Reinvestment of distributions	35,593	—
Cost of shares redeemed	(2,496,650)	(11,615)
Net increase (decrease) in net assets resulting from share transactions	8,265,225	3,123,713
TOTAL INCREASE (DECREASE)	9,457,845	3,485,500

Net assets:
Beginning of year	3,485,500	—
End of year	$12,943,345	$3,485,500
Undistributed net investment income (loss)	$26,490	$5,683

(a)	Commenced operations on January 31, 2012.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

$(9,310,204)	$(17,949,874)	$(6,895,027)	$(6,203,176)
356,949,267	243,865,457	86,225,576	49,029,178
460,291,144	518,961,983	182,347,374	95,595,374
807,930,207	744,877,566	261,677,923	138,421,376

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(71,926,329)	(64,632,350)	(19,824,908)	(17,429,835)
(869,553)	(1,049,756)	(235,890)	(250,616)
(12,084,546)	(10,894,704)	(4,682,209)	(3,847,394)
(173,115,031)	(165,671,437)	(14,180,476)	(15,419,415)
(4,124,099)	(3,596,434)	(332,236)	(249,049)
(5,489,820)	(3,529,948)	(2,347,737)	(1,510,883)
(3,762,229)	(2,560,779)	(941,534)	(790,187)
(271,371,607)	(251,935,408)	(42,544,990)	(39,497,379)

1,326,672,073	1,161,792,215	824,387,644	254,027,889
213,144,060	177,970,409	38,750,263	32,384,155
(1,472,345,304)	(1,918,088,425)	(331,918,085)	(417,739,214)
67,470,829	(578,325,801)	531,219,822	(131,327,170)
604,029,429	(85,383,643)	750,352,755	(32,403,173)

4,139,116,483	4,224,500,126	849,595,175	881,998,348
$4,743,145,912	$4,139,116,483	$1,599,947,930	$849,595,175
$897,206	$1,007,863	$(6,411,997)	$(4,112,255)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Strategic Growth Fund
	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012
From operations:
Net investment income (loss)	$2,390,844	$1,692,336
Net realized gain (loss)	54,393,479	36,038,433
Net change in unrealized gain (loss)	(3,646,456)	45,973,656
Net increase in net assets resulting from operations	53,137,867	83,704,425

Distributions to shareholders:
From net investment income
Class A Shares	(768,074)	(301,353)
Institutional Shares	(1,757,888)	(1,575,792)
Service Shares	(540)	(5)
Class IR Shares	(2,531)	—
Class R Shares	(13)	—
From net realized gains
Class A Shares	(12,147,881)	—
Class B Shares	(108,492)	—
Class C Shares	(659,516)	—
Institutional Shares	(14,440,628)	—
Service Shares	(5,491)	—
Class IR Shares	(24,554)	—
Class R Shares	(318)	—
Total distributions to shareholders	(29,915,926)	(1,877,150)

From share transactions:
Proceeds from sales of shares	124,321,981	139,830,367
Reinvestment of distributions	29,155,483	1,800,223
Cost of shares redeemed	(282,323,776)	(246,130,710)
Net increase (decrease) in net assets resulting from share transactions	(128,846,312)	(104,500,120)
TOTAL INCREASE (DECREASE)	(105,624,371)	(22,672,845)

Net assets:
Beginning of year	447,785,136	470,457,981
End of year	$342,160,765	$447,785,136
Undistributed net investment income (loss)	$1,156,289	$1,294,491

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund		U.S. Equity Fund
For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2012

$(3,256,843)	$(4,085,720)	$104,203	$92,293
8,785,321	(6,808,499)	1,005,160	(167,357)
33,870,056	67,954,046	1,019,786	1,490,650
39,398,534	57,059,827	2,129,149	1,415,586

—	—	(20,678)	(10,984)
—	—	(76,416)	(43,957)
—	—	—	—
—	—	(1,243)	(317)
—	—	(60)	(5)

—	—	—	(31,407)
—	—	—	—
—	—	—	(1,397)
—	—	—	(61,958)
—	—	—	—
—	—	—	(905)
—	—	—	(110)
—	—	(98,397)	(151,040)

95,925,924	104,187,444	2,296,952	2,394,132
—	—	83,817	97,808
(128,391,119)	(173,142,909)	(3,257,595)	(2,489,896)
(32,465,195)	(68,955,465)	(876,826)	2,044
6,933,339	(11,895,638)	1,153,926	1,266,590

360,855,732	372,751,370	10,713,040	9,446,450
$367,789,071	$360,855,732	$11,866,966	$10,713,040
$(2,014,179)	$(2,665,258)	$51,429	$45,623

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$24.40	$0.10	(d)	$3.66	$3.76	$(0.03)	$—
2013 - B	21.37	(0.08	)(d)	3.20	3.12	—	—
2013 - C	21.35	(0.08	)(d)	3.19	3.11	—	—
2013 - Institutional	25.64	0.21	(d)	3.84	4.05	(0.12)	—
2013 - Service	23.96	0.07	(d)	3.60	3.67	(0.01)	—
2013 - IR	24.53	0.18	(d)	3.67	3.85	(0.10)	—
2013 - R	24.14	0.03	(d)	3.62	3.65	(0.04)	—
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—
2012 - B	18.06	(0.13)		3.44	3.31	—	—
2012 - C	18.03	(0.13)		3.45	3.32	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—
2012 - Service	20.13	—	(e)	3.85	3.85	(0.02)	—
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—
2011 - A	17.68	0.03		2.78	2.81	—	—
2011 - B	15.70	(0.11)		2.47	2.36	—	—
2011 - C	15.68	(0.12)		2.47	2.35	—	—
2011 - Institutional	18.57	0.12		2.91	3.03	(0.06)	—
2011 - Service	17.39	0.01		2.73	2.74	—	—
2011 - IR	17.81	0.31		2.58	2.89	(0.04)	—
2011 - R	17.57	(0.03)		2.77	2.74	—	—
2010 - A	16.95	0.01		0.72	0.73	—	—
2010 - B	15.15	(0.11)		0.66	0.55	—	—
2010 - C	15.14	(0.11)		0.65	0.54	—	—
2010 - Institutional	17.72	0.10		0.75	0.85	—	—
2010 - Service	16.68	(0.01)		0.72	0.71	—	—
2010 - IR	17.02	0.07		0.72	0.79	—	—
2010 - R	16.88	(0.01)		0.70	0.69	—	—
2009 - A	22.40	—	(e)	(4.58)	(4.58)	—	(0.87)
2009 - B	20.33	(0.10)		(4.21)	(4.31)	—	(0.87)
2009 - C	20.31	(0.10)		(4.20)	(4.30)	—	(0.87)
2009 - Institutional	23.26	0.06		(4.73)	(4.67)	—	(0.87)
2009 - Service	22.09	(0.02)		(4.52)	(4.54)	—	(0.87)
2009 - IR	22.44	0.03		(4.58)	(4.55)	—	(0.87)
2009 - R	22.37	(0.03)		(4.59)	(4.62)	—	(0.87)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$28.13	15.41%	$630,495	1.14%	1.50%	0.38	%(d)	52%
24.49	14.60	19,329	1.89	2.25	(0.34	)(d)	52
24.46	14.57	75,375	1.89	2.25	(0.37	)(d)	52
29.57	15.89	124,795	0.74	1.10	0.75	(d)	52
27.62	15.32	980	1.24	1.60	0.27	(d)	52
28.28	15.75	2,112	0.89	1.25	0.67	(d)	52
27.75	15.15	2,480	1.39	1.75	0.13	(d)	52
24.40	19.24	662,127	1.14	1.48	0.09		55
21.37	18.27	27,428	1.89	2.23	(0.66)		55
21.35	18.36	73,162	1.89	2.23	(0.66)		55
25.64	19.64	83,466	0.74	1.08	0.42		55
23.96	19.08	1,072	1.24	1.58	(0.02)		55
24.53	19.48	2,415	0.89	1.23	0.36		55
24.14	18.92	1,475	1.39	1.73	(0.12)		55
20.49	15.89	662,256	1.14	1.47	0.13		58
18.06	15.03	38,824	1.89	2.22	(0.61)		58
18.03	14.99	72,314	1.89	2.22	(0.62)		58
21.54	16.33	299,223	0.74	1.07	0.53		58
20.13	15.76	953	1.24	1.57	0.03		58
20.66	16.20	1,472	0.89	1.22	1.64		58
20.31	15.59	567	1.39	1.72	(0.12)		58
17.68	4.31	707,444	1.14	1.47	0.07		31
15.70	3.63	55,429	1.89	2.22	(0.66)		31
15.68	3.57	75,203	1.89	2.22	(0.67)		31
18.57	4.80	344,601	0.74	1.07	0.52		31
17.39	4.26	988	1.24	1.57	(0.03)		31
17.81	4.64	8	0.89	1.22	0.36		31
17.57	4.09	412	1.39	1.72	(0.08)		31
16.95	(19.11)	966,913	1.25	1.48	—	(f)	49
15.15	(19.73)	83,648	2.00	2.23	(0.75)		49
15.14	(19.69)	84,936	2.00	2.23	(0.75)		49
17.72	(18.78)	212,977	0.85	1.08	0.40		49
16.68	(19.17)	1,462	1.35	1.58	(0.13)		49
17.02	(18.90)	8	1.00	1.23	0.23		49
16.88	(19.29)	106	1.50	1.73	(0.19)		49

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$14.97	$0.11	(d)	$2.03	$2.14	$(0.06)
2013 - B	13.81	(0.05	)(d)	1.92	1.87	(0.01)
2013 - C	13.79	(0.06	)(d)	1.93	1.87	(0.01)
2013 - Institutional	15.48	0.09	(d)	2.18	2.27	(0.12)
2013 - IR	15.07	0.12	(d)	2.07	2.19	(0.11)
2013 - R	14.80	0.01	(d)	2.06	2.07	(0.03)
2012 - A	12.64	—	(e)	2.33	2.33	—
2012 - B	11.75	(0.09)		2.15	2.06	—
2012 - C	11.73	(0.09)		2.15	2.06	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—
2011 - A	10.91	(0.01)		1.74	1.73	—
2011 - B	10.22	(0.10)		1.63	1.53	—
2011 - C	10.20	(0.10)		1.63	1.53	—
2011 - Institutional	11.25	0.04		1.80	1.84	(0.02)
2011 - IR	10.97	0.04		1.73	1.77	(0.01)
2011 - R	10.83	(0.04)		1.73	1.69	—
2010 - A	10.51	(0.02)		0.42	0.40	—
2010 - B	9.92	(0.11)		0.41	0.30	—
2010 - C	9.90	(0.11)		0.41	0.30	—
2010 - Institutional	10.79	0.02		0.44	0.46	—
2010 - IR	10.54	0.03		0.40	0.43	—
2010 - R	10.46	(0.05)		0.42	0.37	—
2009 - A	13.54	(0.02)		(3.01)	(3.03)	—
2009 - B	12.88	(0.09)		(2.87)	(2.96)	—
2009 - C	12.85	(0.09)		(2.86)	(2.95)	—
2009 - Institutional	13.85	0.01		(3.07)	(3.06)	—
2009 - IR	13.55	(0.01)		(3.00)	(3.01)	—
2009 - R	13.51	(0.05)		(3.00)	(3.05)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.35% of average net assets.
(e)	Amount is less than $0.005 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.05	14.36%	$8,476	1.26%	1.62%	0.69	%(d)	57%
15.67	13.55	316	2.01	2.37	(0.37	)(d)	57
15.65	13.57	2,561	2.01	2.37	(0.39	)(d)	57
17.63	14.81	146,183	0.86	1.23	0.56	(d)	57
17.15	14.61	346	1.01	1.38	0.76	(d)	57
16.84	14.13	12	1.51	1.87	0.09	(d)	57
14.97	18.38	92,207	1.26	1.57	0.01		33
13.81	17.48	395	2.01	2.32	(0.74)		33
13.79	17.51	2,877	2.01	2.32	(0.72)		33
15.48	18.80	56,118	0.86	1.17	0.39		33
15.07	18.69	584	1.01	1.32	0.28		33
14.80	18.08	10	1.51	1.82	(0.22)		33
12.64	15.86	109,826	1.30	1.56	(0.08)		35
11.75	14.97	496	2.05	2.31	(0.83)		35
11.73	15.00	2,000	2.05	2.31	(0.82)		35
13.07	16.35	126,113	0.90	1.16	0.33		35
12.73	16.13	437	1.05	1.31	0.28		35
12.52	15.60	9	1.55	1.81	(0.29)		35
10.91	3.81	108,338	1.30	1.56	(0.22)		45
10.22	3.02	793	2.05	2.31	(0.98)		45
10.20	3.03	1,356	2.05	2.31	(0.97)		45
11.25	4.26	124,258	0.90	1.16	0.18		45
10.97	4.08	147	1.05	1.31	0.27		45
10.83	3.54	8	1.55	1.81	(0.45)		45
10.51	(22.38)	101,233	1.37	1.61	(0.27)		65
9.92	(22.98)	1,084	2.12	2.36	(1.03)		65
9.90	(22.96)	1,461	2.12	2.36	(1.03)		65
10.79	(22.09)	151,504	0.97	1.21	0.13		65
10.54	(22.21)	7	1.12	1.36	(0.07)		65
10.46	(22.58)	7	1.62	1.86	(0.51)		65

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$11.48	$—	(d)(e)	$1.71	$1.71	$(1.36)
2013 - C	11.09	(0.08	)(d)	1.64	1.56	(1.36)
2013 - Institutional	11.73	0.04	(d)	1.76	1.80	(1.36)
2013 - IR	11.64	0.03	(d)	1.74	1.77	(1.36)
2013 - R	11.36	(0.02	)(d)	1.68	1.66	(1.36)
2012 - A	10.38	(0.02)		1.71	1.69	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	(0.59)
2011 - A	9.41	(0.04)		1.51	1.47	(0.50)
2011 - C	9.25	(0.12)		1.49	1.37	(0.50)
2011 - Institutional	9.53	—	(e)	1.52	1.52	(0.50)
2011 - IR	9.49	—	(e)	1.50	1.50	(0.50)
2011 - R	9.37	(0.07)		1.50	1.43	(0.50)
2010 - A	8.83	(0.03)		0.61	0.58	—
2010 - C	8.75	(0.11)		0.61	0.50	—
2010 - Institutional	8.90	—	(e)	0.63	0.63	—
2010 - IR	8.88	(0.01)		0.62	0.61	—
2010 - R	8.81	(0.06)		0.62	0.56	—
2009 - A	10.64	(0.02)		(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)		(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01		(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)		(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)		(1.69)	(1.73)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(e)	Amount is less than $0.005 per share.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.83	16.78%	$4,584	1.26%	3.62%	0.03	%(d)	40%
11.29	15.94	1,005	2.01	4.32	(0.75	)(d)	40
12.17	17.23	6,215	0.86	3.18	0.37	(d)	40
12.05	17.08	167	1.01	3.35	0.26	(d)	40
11.66	16.50	41	1.51	3.91	(0.19	)(d)	40
11.48	17.11	7,423	1.26	3.14	(0.22)		32
11.09	16.23	975	2.01	3.89	(0.95)		32
11.73	17.61	4,640	0.86	2.74	0.21		32
11.64	17.41	179	1.01	2.89	0.06		32
11.36	16.84	63	1.51	3.39	(0.43)		32
10.38	15.42	15,853	1.34	2.59	(0.37)		51
10.12	14.58	974	2.09	3.34	(1.10)		51
10.55	15.77	4,142	0.94	2.19	0.04		51
10.49	15.62	116	1.09	2.34	(0.04)		51
10.30	15.05	11	1.59	2.84	(0.61)		51
9.41	6.57	14,952	1.35	2.91	(0.35)		61
9.25	5.71	650	2.10	3.66	(1.10)		61
9.53	7.08	3,145	0.95	2.51	0.04		61
9.49	6.87	43	1.10	2.66	(0.10)		61
9.37	6.36	10	1.60	3.16	(0.59)		61
8.83	(16.03)	11,162	1.38	7.98	(0.25)		56
8.75	(16.47)	392	2.13	8.73	(1.02)		56
8.90	(15.60)	4,256	0.98	7.58	0.11		56
8.88	(15.71)	9	1.13	7.73	(0.08)		56
8.81	(16.14)	9	1.63	8.23	(0.57)		56

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED AUGUST 31,
2013 - A	$11.35	$0.01	(d)	$1.66	$1.67	$(0.05)	$(0.02)	$(0.07)
2013 - C	11.31	(0.06	)(d)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(d)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(d)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(d)	1.64	1.64	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(e)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.95	14.79%	$56	1.24%		6.12%		0.08	%(d)	87%
12.85	13.94	23	1.99		6.91		(0.52	)(d)	87
13.02	15.33	12,838	0.84		4.59		0.53	(d)	87
13.01	15.08	13	1.00		6.58		0.52	(d)	87
12.95	14.53	13	1.49		7.08		0.02	(d)	87

11.35	13.50	35	1.24	(f)	17.07	(f)	0.04	(f)	23
11.31	13.10	11	1.99	(f)	17.82	(f)	(0.81	)(f)	23
11.38	13.80	3,417	0.84	(f)	16.67	(f)	0.36	(f)	23
11.38	13.80	11	0.99	(f)	16.82	(f)	0.22	(f)	23
11.34	13.40	11	1.49	(f)	17.32	(f)	(0.30	)(f)	23

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$23.88	$(0.11	)(d)	$4.53	$4.42	$(1.65)
2013 - B	21.10	(0.25	)(d)	3.94	3.69	(1.65)
2013 - C	20.89	(0.26	)(d)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(d)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(d)	4.44	4.31	(1.65)
2013 - IR	24.19	(0.05	)(d)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(d)	4.48	4.31	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - B	19.16	(0.28)		3.61	3.33	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)
2011 - A	19.09	(0.16)		2.65	2.49	(0.22)
2011 - B	17.27	(0.30)		2.41	2.11	(0.22)
2011 - C	17.11	(0.30)		2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)		2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)		2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)		2.66	2.56	(0.22)
2011 - R	18.97	(0.22)		2.64	2.42	(0.22)
2010 - A	16.91	(0.15)		2.33	2.18	—
2010 - B	15.42	(0.26)		2.11	1.85	—
2010 - C	15.28	(0.26)		2.09	1.83	—
2010 - Institutional	17.83	(0.07)		2.45	2.38	—
2010 - Service	16.67	(0.16)		2.29	2.13	—
2010 - IR	16.99	(0.10)		2.34	2.24	—
2010 - R	16.85	(0.19)		2.31	2.12	—
2009 - A	21.68	(0.08)		(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)		(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)		(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)		(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)		(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)		(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)		(3.62)	(3.76)	(1.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$26.65	19.84%	$1,130,449	1.35%	1.41%	(0.44	)%(d)	41%
23.14	18.94	9,429	2.10	2.16	(1.15	)(d)	41
22.89	18.94	172,010	2.10	2.16	(1.19	)(d)	41
28.83	20.38	3,207,925	0.95	1.01	(0.05	)(d)	41
26.10	19.74	60,977	1.45	1.51	(0.54	)(d)	41
27.10	20.18	91,093	1.10	1.16	(0.21	)(d)	41
26.25	19.61	71,263	1.60	1.66	(0.71	)(d)	41
23.88	19.15	1,068,187	1.35	1.41	(0.67)		59
21.10	18.29	12,613	2.10	2.16	(1.42)		59
20.89	18.24	157,901	2.10	2.16	(1.42)		59
25.59	19.61	2,710,810	0.95	1.01	(0.27)		59
23.44	19.03	59,834	1.45	1.51	(0.77)		59
24.19	19.43	75,702	1.10	1.16	(0.42)		59
23.59	18.83	54,071	1.60	1.66	(0.91)		59
21.36	12.97	1,060,320	1.36	1.41	(0.70)		71	(e)
19.16	12.13	16,380	2.11	2.16	(1.46)		71	(e)
18.99	12.18	158,371	2.11	2.16	(1.46)		71	(e)
22.71	13.39	2,843,584	0.96	1.01	(0.30)		71	(e)
21.01	12.85	57,002	1.46	1.51	(0.81)		71	(e)
21.57	13.24	54,912	1.11	1.16	(0.43)		71	(e)
21.17	12.68	33,931	1.61	1.66	(0.94)		71	(e)
19.09	12.89	799,256	1.37	1.44	(0.76)		57	(e)
17.27	12.00	21,174	2.12	2.19	(1.51)		57	(e)
17.11	11.98	129,009	2.12	2.19	(1.51)		57	(e)
20.21	13.35	2,216,786	0.97	1.04	(0.35)		57	(e)
18.80	12.78	60,893	1.47	1.54	(0.86)		57	(e)
19.23	13.18	12,823	1.12	1.19	(0.49)		57	(e)
18.97	12.58	7,954	1.62	1.69	(0.97)		57	(e)
16.91	(15.03)	641,989	1.45	1.50	(0.58)		78
15.42	(15.64)	27,191	2.20	2.25	(1.33)		78
15.28	(15.62)	85,240	2.20	2.25	(1.33)		78
17.83	(14.66)	1,257,148	1.05	1.10	(0.19)		78
16.67	(15.08)	30,614	1.55	1.60	(0.74)		78
16.99	(14.81)	1,382	1.20	1.25	(0.46)		78
16.85	(15.20)	934	1.70	1.75	(0.94)		78

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$15.52	$(0.11	)(d)	$3.99	$3.88	$(0.77)
2013 - B	14.59	(0.22	)(d)	3.72	3.50	(0.77)
2013 - C	14.58	(0.23	)(d)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(d)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(d)	3.94	3.81	(0.77)
2013 - IR	15.72	(0.08	)(d)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(d)	3.93	3.78	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - B	12.98	(0.21)		2.48	2.27	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)
2011 - A	12.08	(0.15)		2.01	1.86	(0.27)
2011 - B	11.57	(0.24)		1.92	1.68	(0.27)
2011 - C	11.56	(0.24)		1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)		2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)		1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)		2.01	1.91	(0.27)
2011 - R	12.01	(0.18)		1.99	1.81	(0.27)
2010 - A	10.63	(0.12)		1.57	1.45	—
2010 - B	10.25	(0.20)		1.52	1.32	—
2010 - C	10.25	(0.21)		1.52	1.31	—
2010 - Institutional	10.78	(0.07)		1.59	1.52	—
2010 - Service	10.54	(0.13)		1.56	1.43	—
2010 - IR	10.68	(0.09)		1.58	1.49	—
2010 - R	10.59	(0.15)		1.57	1.42	—
2009 - A	12.25	(0.05)		(1.57)	(1.62)	—
2009 - B	11.90	(0.11)		(1.54)	(1.65)	—
2009 - C	11.90	(0.11)		(1.54)	(1.65)	—
2009 - Institutional	12.37	(0.02)		(1.57)	(1.59)	—
2009 - Service	12.16	(0.06)		(1.56)	(1.62)	—
2009 - IR	12.27	(0.04)		(1.55)	(1.59)	—
2009 - R	12.22	(0.08)		(1.55)	(1.63)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$18.63	26.18%	$592,798	1.34%	1.49%	(0.68	)%(d)	37%
17.32	25.21	4,573	2.09	2.24	(1.40	)(d)	37
17.31	25.23	150,744	2.09	2.24	(1.44	)(d)	37
19.25	26.68	725,662	0.94	1.09	(0.32	)(d)	37
18.38	26.02	8,495	1.44	1.59	(0.77	)(d)	37
18.93	26.49	93,255	1.09	1.24	(0.45	)(d)	37
18.35	25.82	24,420	1.59	1.74	(0.93	)(d)	37
15.52	18.97	393,284	1.35	1.50	(0.83)		51
14.59	18.11	4,783	2.10	2.25	(1.58)		51
14.58	18.03	87,185	2.10	2.25	(1.58)		51
15.95	19.42	291,636	0.95	1.10	(0.43)		51
15.34	18.87	6,774	1.45	1.60	(0.92)		51
15.72	19.22	46,777	1.10	1.25	(0.57)		51
15.34	18.69	19,156	1.60	1.75	(1.07)		51
13.67	15.30	403,960	1.47	1.50	(0.99)		53
12.98	14.41	5,343	2.22	2.25	(1.75)		53
12.98	14.51	79,875	2.22	2.25	(1.74)		53
13.98	15.77	340,712	1.07	1.10	(0.59)		53
13.53	15.19	5,879	1.57	1.60	(1.08)		53
13.81	15.60	30,858	1.22	1.25	(0.71)		53
13.55	14.97	15,370	1.72	1.75	(1.24)		53
12.08	13.64	267,826	1.50	1.54	(0.98)		48
11.57	12.88	6,024	2.25	2.29	(1.73)		48
11.56	12.78	47,685	2.25	2.29	(1.73)		48
12.30	14.10	222,616	1.10	1.14	(0.58)		48
11.97	13.57	2,762	1.60	1.64	(1.07)		48
12.17	13.95	15,059	1.25	1.29	(0.72)		48
12.01	13.41	10,318	1.75	1.79	(1.23)		48
10.63	(13.22)	122,262	1.50	1.68	(0.59)		55
10.25	(13.87)	4,882	2.25	2.43	(1.32)		55
10.25	(13.87)	18,220	2.25	2.43	(1.34)		55
10.78	(12.85)	103,383	1.10	1.28	(0.17)		55
10.54	(13.32)	1,196	1.60	1.78	(0.71)		55
10.68	(12.96)	131	1.25	1.43	(0.44)		55
10.59	(13.34)	533	1.75	1.93	(0.90)		55

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$11.57	$0.06	(d)	$1.58	$1.64	$(0.05)	$(0.87)	$(0.92)
2013 - B	10.53	(0.03	)(d)	1.44	1.41	—	(0.87)	(0.87)
2013 - C	10.54	(0.04	)(d)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(d)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(d)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(d)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(d)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - B	8.94	(0.06)		1.65	1.59	—	—	—
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(e)	1.79	1.79	—	—	—
2011 - A	8.53	0.02		1.25	1.27	(0.03)	—	(0.03)
2011 - B	7.84	(0.05)		1.15	1.10	—	—	—
2011 - C	7.86	(0.05)		1.14	1.09	—	—	—
2011 - Institutional	8.85	0.06		1.30	1.36	(0.07)	—	(0.07)
2011 - Service	8.55	0.02		1.25	1.27	(0.02)	—	(0.02)
2011 - IR	8.84	0.04		1.29	1.33	(0.07)	—	(0.07)
2011 - R	8.51	—	(e)	1.24	1.24	(0.01)	—	(0.01)
2010 - A	8.22	0.02		0.30	0.32	(0.01)	—	(0.01)
2010 - B	7.61	(0.05)		0.28	0.23	—	—	—
2010 - C	7.62	(0.05)		0.29	0.24	—	—	—
2010 - Institutional	8.52	0.06		0.30	0.36	(0.03)	—	(0.03)
2010 - Service	8.24	0.01		0.30	0.31	—	—	—
2010 - IR	8.51	0.04		0.32	0.36	(0.03)	—	(0.03)
2010 - R	8.21	—	(e)	0.30	0.30	—	—	—
2009 - A	10.34	0.01		(2.13)	(2.12)	—	—	—
2009 - B	9.65	(0.04)		(2.00)	(2.04)	—	—	—
2009 - C	9.67	(0.04)		(2.01)	(2.05)	—	—	—
2009 - Institutional	10.68	0.04		(2.20)	(2.16)	—	—	—
2009 - Service	10.40	0.01		(2.17)	(2.16)	—	—	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02		1.42	1.44	—	—	—
2009 - R (Commenced January 6, 2009)	6.83	—	(e)	1.38	1.38	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.
(g)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.29	15.53%	$87,987	1.15%		1.54%		0.49	%(d)	55%
11.07	14.70	1,022	1.90		2.29		(0.30	)(d)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(d)	55
12.79	15.98	242,865	0.75		1.14		0.81	(d)	55
12.28	15.45	82	1.25		1.64		0.24	(d)	55
12.80	15.80	884	0.90		1.29		0.57	(d)	55
12.26	15.36	6	1.34		1.73		0.22	(d)	55
11.57	18.45	181,257	1.15		1.51		0.14		54
10.53	17.62	1,482	1.90		2.26		(0.60)		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54
9.77	14.89	199,185	1.15		1.51		0.19		40
8.94	14.03	1,834	1.90		2.26		(0.56)		40
8.95	13.87	8,828	1.90		2.26		(0.56)		40
10.14	15.33	260,481	0.75		1.11		0.58		40
9.80	14.90	2	1.25		1.61		0.21		40
10.10	14.99	125	0.90		1.26		0.42		40
9.74	14.52	4	1.40		1.76		—	(f)	40
8.53	3.83	192,744	1.15		1.53		0.22		60
7.84	3.02	2,716	1.90		2.28		(0.55)		60
7.86	3.15	9,224	1.90		2.28		(0.55)		60
8.85	4.26	264,902	0.75		1.13		0.60		60
8.55	3.76	1	1.25		1.63		0.11		60
8.84	4.25	10	0.90		1.28		0.39		60
8.51	3.65	3	1.40		1.78		0.01		60
8.22	(20.50)	141,371	1.28		1.62		0.12		62
7.61	(21.14)	3,729	2.03		2.37		(0.63)		62
7.62	(21.20)	8,447	2.03		2.37		(0.63)		62
8.52	(20.22)	114,641	0.88		1.22		0.52		62
8.24	(20.77)	1	1.38		1.72		0.10		62
8.51	20.37	3	1.03	(g)	1.37	(g)	0.32	(g)	62
8.21	20.20	3	1.53	(g)	1.87	(g)	0.05	(g)	62

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$13.62	$(0.12)	$1.70	$1.58
2013 - B	12.34	(0.20)	1.54	1.34
2013 - C	12.34	(0.20)	1.54	1.34
2013 - Institutional	14.34	(0.06)	1.80	1.74
2013 - Service	13.49	(0.13)	1.68	1.55
2013 - IR	14.30	(0.09)	1.80	1.71
2012 - A	11.51	(0.13)	2.24	2.11
2012 - B	10.52	(0.21)	2.03	1.82
2012 - C	10.51	(0.21)	2.04	1.83
2012 - Institutional	12.08	(0.09)	2.35	2.26
2012 - Service	11.41	(0.14)	2.22	2.08
2012 - IR	12.06	(0.11)	2.35	2.24
2011 - A	10.43	(0.14)	1.22	1.08
2011 - B	9.60	(0.21)	1.13	0.92
2011 - C	9.59	(0.21)	1.13	0.92
2011 - Institutional	10.90	(0.09)	1.27	1.18
2011 - Service	10.34	(0.15)	1.22	1.07
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)	(0.17)	(0.24)
2010 - A	9.14	(0.11)	1.40	1.29
2010 - B	8.48	(0.17)	1.29	1.12
2010 - C	8.47	(0.17)	1.29	1.12
2010 - Institutional	9.52	(0.07)	1.45	1.38
2010 - Service	9.08	(0.12)	1.38	1.26
2009 - A	10.19	(0.06)	(0.99)	(1.05)
2009 - B	9.52	(0.10)	(0.94)	(1.04)
2009 - C	9.52	(0.11)	(0.94)	(1.05)
2009 - Institutional	10.56	(0.03)	(1.01)	(1.04)
2009 - Service	10.12	(0.07)	(0.97)	(1.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$15.20	11.60%	$228,424	1.50%		1.55%		(0.85)%		33%
13.68	10.86	5,854	2.25		2.30		(1.61)		33
13.68	10.86	50,278	2.25		2.30		(1.59)		33
16.08	12.13	70,416	1.10		1.15		(0.43)		33
15.04	11.49	10,167	1.60		1.65		(0.95)		33
16.01	11.96	2,651	1.25		1.30		(0.59)		33
13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.25	8,034	2.25		2.30		(1.82)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(d)	1.27	(d)	(0.59	)(d)	64
10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97
9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2013 - A	$12.30	$0.09	$2.48	$2.57	$(0.08)	$—	$(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (d)	(0.11)	(0.11)
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (d)	—	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.79	21.05%	$2,869	1.18%		3.66%		0.68%		61%
14.58	20.20	126	1.93		4.41		(0.09)		61
14.85	21.56	8,646	0.78		3.24		1.06		61
14.83	21.39	174	0.93		3.39		0.90		61
14.78	20.83	51	1.43		3.80		0.29		61
12.30	16.37	3,331	1.18		3.63		0.69		76
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76
10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

9.55	(4.44)	777	1.18	(e)	11.67	(e)	0.37	(e)	63
9.49	(5.10)	14	1.93	(e)	12.42	(e)	(0.29	)(e)	63
9.57	(4.20)	4,351	0.78	(e)	11.27	(e)	0.74	(e)	63
9.56	(4.31)	20	0.93	(e)	11.42	(e)	0.62	(e)	63
9.53	(4.65)	10	1.43	(e)	11.92	(e)	0.10	(e)	63

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified
Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified
Flexible Cap Growth and U.S. Equity	A, C, Institutional, IR and R	Diversified
Focused Growth	A, C, Institutional, IR and R	Non-diversified
Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Focused Growth Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include,

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2013:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$851,527,455	$—	$—
Short-term Investments	—	500,000	—
Total	$851,527,455	$500,000	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$155,966,736	$—	$—
Short-term Investments	—	1,900,000	—
Total	$155,966,736	$1,900,000	$—

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$11,761,947	$—	$—
Short-term Investments	—	300,000	—
Total	$11,761,947	$300,000	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$12,674,422	$—	$—
Short-term Investments	345,985	—	—
Total	$13,020,407	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$4,722,684,846	$—	$—
Short-term Investments	—	23,300,000	—
Total	$4,722,684,846	$23,300,000	$—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,576,467,070	$5,406,895	$—
Short-term Investments	—	33,800,000	—
Total	$1,576,467,070	$39,206,895	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$336,360,161	$—	$—
Short-term Investments	—	5,500,000	—
Total	$336,360,161	$5,500,000	$—

TECHNOLOGY TOLLKEEPER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$365,658,755	$—	$—
Short-term Investments	—	4,200,000	—
Total	$365,658,755	$4,200,000	$—

U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$11,746,039	$—	$—
Short-term Investments	277,288	—	—
Total	$12,023,327	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.70	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00
U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, set forth in the Funds’ most recent prospectuses. These waivers will be effective through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended August 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Capital Growth	$25,759	$—	$729
Concentrated Growth	990	—	—
Flexible Cap Growth	1,937	N/A	—
Focused Growth	81	N/A	—
Growth Opportunities	70,494	—	636
Small/Mid Cap Growth	136,294	—	6
Strategic Growth	6,809	—	—
Technology Tollkeeper	24,390	—	465
U.S. Equity	2,487	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense limitations will remain in place through at least December 29, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$2,543,090	$35	$510,355	$3,053,480
Concentrated Growth	290,120	24	262,208	552,352
Flexible Cap Growth	23,109	25	261,145	284,279
Focused Growth	19,200	24	325,259	344,483
Growth Opportunities	1,999,999	196	405,753	2,405,948
Small/Mid Cap Growth	1,711,940	34	—	1,711,974
Strategic Growth	1,049,232	35	340,906	1,390,173
Technology Tollkeeper	—	26	159,144	159,170
U.S. Equity	—	31	273,271	273,302

As of August 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Capital Growth	$519,634	$219,903	$124,716	$864,253
Concentrated Growth	111,047	4,338	7,009	122,394
Flexible Cap Growth	8,383	1,849	1,159	11,391
Focused Growth	8,706	37	453	9,196
Growth Opportunities	3,701,393	433,547	356,513	4,491,453
Small/Mid Cap Growth	1,148,459	266,459	163,182	1,578,100
Strategic Growth	210,349	27,967	24,709	263,025
Technology Tollkeeper	316,767	97,326	49,753	463,846
U.S. Equity	7,140	743	813	8,696

G.  Line of Credit Facility — As of August 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2013, Goldman Sachs earned $1,342, $345, $36, $17,863, $14,754, $3,596 and $13 in brokerage commissions from portfolio transactions, on behalf of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Technology Tollkeeper and U.S. Equity Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Growth Opportunities Fund in shares of issuers of which the Fund is an affiliate for the fiscal year ended August 31, 2013:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
RealD, Inc.(a)	2,733,653	—	(2,733,653)	—	$—	$—

(a)	Issuer was no longer affiliated as of August 31, 2013.

As of August 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R
Concentrated Growth	—%	—%	—%	—%	100%
Flexible Cap Growth	—	—	—	9	35
Focused Growth	23	56	10	100	100
Strategic Growth	—	—	—	—	85
U.S. Equity	—	12	29	9	29

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$433,880,602	$546,528,000
Concentrated Growth	85,216,292	101,216,978
Flexible Cap Growth	4,808,394	8,205,122
Focused Growth	15,800,475	7,695,462
Growth Opportunities	1,781,453,082	1,984,132,445
Small/Mid Cap Growth	890,767,932	417,947,536
Strategic Growth	197,929,839	359,518,519
Technology Tollkeeper	118,538,279	151,596,485
U.S. Equity	6,629,508	7,531,588

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/ Mid Cap Growth	Strategic Growth	U.S. Equity
Distributions paid from:
Ordinary income	$1,099,560	$781,553	$—	$35,594	$34,468,772	$17,149,618	$2,529,046	$98,397
Net long-term capital gains	—	—	1,382,518	—	236,902,835	25,395,372	27,386,880	—
Total taxable distributions	$1,099,560	$781,553	$1,382,518	$35,594	$271,371,607	$42,544,990	$29,915,926	$98,397

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Growth Opportunities	Small/ Mid Cap Growth	Strategic Growth	U.S. Equity
Distributions paid from:
Ordinary income	$2,031,149	$300,174	$21,005	$11,891,760	$2,511,567	$1,877,150	$55,109
Net long-term capital gains	—	—	908,743	240,043,648	36,985,812	—	95,931
Total taxable distributions	$2,031,149	$300,174	$929,748	$251,935,408	$39,497,379	$1,877,150	$151,040

As of August 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/ Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Undistributed ordinary income — net	$3,935,947	$257,929	$12,369	$352,911	$5,116,305	$10,753,971	$7,054,835	$—	$153,640
Undistributed long-term capital gains	110,427,998	6,807,288	1,041,697	445,667	245,646,487	57,118,897	32,968,811	5,627,038	740,253
Total undistributed earnings	$114,363,945	$7,065,217	$1,054,066	$798,578	$250,762,792	$67,872,868	$40,023,646	$5,627,038	$893,893
Timing differences (Qualified Late Year Loss Deferrals)	$—	$—	$(7,188)	$—	$—	$(6,610,249)	$—	$(5,810,063)	$—
Unrealized gains	250,235,979	45,311,918	3,494,262	756,426	1,214,351,658	322,951,640	68,602,089	82,211,887	2,277,818
Total accumulated earnings	$364,599,924	$52,377,135	$4,541,140	$1,555,004	$1,465,114,450	$384,214,259	$108,625,735	$82,028,862	$3,171,711

The Capital Growth, Concentrated Growth, Technology Tollkeeper and U.S. Equity Funds utilized $3,077,823, $13,845,990, $6,614,247 and $30,604, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

6. TAX INFORMATION (continued)

As of August 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/ Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Tax Cost	$601,791,024	$112,554,818	$8,567,680	$12,263,981	$3,531,630,520	$1,292,721,672	$273,257,867	$287,646,868	$9,745,509
Gross unrealized gain	257,038,428	46,482,421	3,647,415	970,269	1,261,909,380	351,903,103	71,069,296	88,735,293	2,457,788
Gross unrealized loss	(6,801,997)	(1,170,503)	(153,148)	(213,843)	(47,555,054)	(28,950,810)	(2,467,002)	(6,523,406)	(179,970)
Net unrealized security gain	$250,236,431	$45,311,918	$3,494,267	$756,426	$1,214,354,326	$322,952,293	$68,602,294	$82,211,887	$2,277,818
Net unrealized loss on other investments	(452)	—	(5)	—	(2,668)	(653)	(205)	—	—
Net unrealized gain	$250,235,979	$45,311,918	$3,494,262	$756,426	$1,214,351,658	$322,951,640	$68,602,089	$82,211,887	$2,277,818

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in tax treatment of partnerships and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, redemptions utilized as distributions, and differences in the tax treatment of partnerships and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Capital Growth	$—	$4,953	$(4,953)
Flexible Cap Growth	—	23	(23)
Focused Growth	(448)	—	448
Growth Opportunities	6,332,631	(15,532,178)	9,199,547
Small/Mid Cap Growth	98,000	(4,693,285)	4,595,285
Technology Tollkeeper	(3,907,922)	—	3,907,922

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Concentrated Growth Fund and Focused Growth funds is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. Thus, the Technology Tollkeeper Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	782,296	$20,303,620	1,084,024	$24,154,826
Reinvestment of distributions	26,769	652,349	52,303	1,108,305
Shares converted from Class B(a)	213,902	5,575,895	353,535	7,719,849
Shares redeemed	(5,751,236)	(149,977,517)	(6,664,249)	(147,831,503)
	(4,728,269)	(123,445,653)	(5,174,387)	(114,848,523)
Class B Shares
Shares sold	19,789	449,087	31,691	631,477
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(244,716)	(5,575,895)	(401,921)	(7,719,849)
Shares redeemed	(269,032)	(6,086,904)	(496,555)	(9,601,763)
	(493,959)	(11,213,712)	(866,785)	(16,690,135)
Class C Shares
Shares sold	234,022	5,317,790	229,000	4,496,638
Reinvestment of distributions	—	—	—	—
Shares redeemed	(579,587)	(13,124,430)	(811,583)	(15,909,096)
	(345,565)	(7,806,640)	(582,583)	(11,412,458)
Institutional Shares
Shares sold	1,811,083	50,068,184	1,387,625	34,003,014
Reinvestment of distributions	14,360	366,743	34,518	766,649
Shares redeemed	(860,695)	(23,300,368)	(12,060,256)	(276,289,478)
	964,748	27,134,559	(10,638,113)	(241,519,815)
Service Shares
Shares sold	4,080	103,713	8,337	177,814
Reinvestment of distributions	15	371	33	693
Shares redeemed	(13,351)	(362,650)	(10,961)	(242,183)
	(9,256)	(258,566)	(2,591)	(63,676)
Class IR Shares
Shares sold	37,355	970,030	83,789	1,983,053
Reinvestment of distributions	410	10,026	452	9,608
Shares redeemed	(61,502)	(1,622,684)	(57,040)	(1,326,123)
	(23,737)	(642,628)	27,201	666,538
Class R Shares
Shares sold	46,789	1,207,065	37,981	875,281
Reinvestment of distributions	142	3,429	28	579
Shares redeemed	(18,653)	(485,999)	(4,804)	(108,718)
	28,278	724,495	33,205	767,142
NET DECREASE	(4,607,760)	$(115,508,145)	(17,204,053)	$(383,100,927)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund
For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

142,344	$2,254,400	298,275	$4,099,586	62,646	$710,147	133,292	$1,436,893
23,698	352,580	—	—	69,117	702,914	59,683	598,033
1,187	18,951	1,550	22,618	—	—	—	—
(5,830,587)	(93,122,296)	(2,828,879)	(38,324,423)	(390,852)	(4,364,635)	(1,074,061)	(10,753,016)
(5,663,358)	(90,496,365)	(2,529,054)	(34,202,219)	(259,089)	(2,951,574)	(881,086)	(8,718,090)

225	3,463	1,174	15,089	—	—	—	—
9	118	—	—	—	—	—	—
(1,286)	(18,951)	(1,673)	(22,618)	—	—	—	—
(7,381)	(106,933)	(13,134)	(168,228)	—	—	—	—
(8,433)	(122,303)	(13,633)	(175,757)	—	—	—	—

25,908	375,989	88,927	1,039,296	31,512	340,972	16,505	167,714
111	1,519	—	—	9,746	95,129	5,501	53,517
(70,884)	(1,087,873)	(50,798)	(634,034)	(40,167)	(430,948)	(30,415)	(311,608)
(44,865)	(710,365)	38,129	405,262	1,091	5,153	(8,409)	(90,377)

5,858,528	97,293,176	262,002	3,655,390	201,334	2,270,881	11,239	122,770
24,979	383,410	19,908	266,563	51,636	538,564	22,869	233,496
(1,218,537)	(20,291,651)	(6,307,896)	(85,264,561)	(137,902)	(1,576,897)	(31,173)	(351,212)
4,664,970	77,384,935	(6,025,986)	(81,342,608)	115,068	1,232,548	2,935	5,054

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

5,032	79,472	6,314	83,600	2,577	29,408	6,064	65,540
284	4,247	112	1,459	1,793	18,561	673	6,825
(23,920)	(378,434)	(2,004)	(26,384)	(5,875)	(67,660)	(2,418)	(26,257)
(18,604)	(294,715)	4,422	58,675	(1,505)	(19,691)	4,319	46,108

5	73	—	—	103	1,180	14,675	137,468
1	24	—	—	706	7,086	938	9,321
(5)	(77)	—	—	(2,805)	(30,572)	(11,152)	(115,649)
1	20	—	—	(1,996)	(22,306)	4,461	31,140
(1,070,289)	$(14,238,793)	(8,526,122)	$(115,256,647)	(146,431)	$(1,755,870)	(877,780)	$(8,726,165)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Growth Fund

	For the Fiscal Year Ended August 31, 2013		For the Period Ended August 31, 2012(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,047	$222,105	4,077	$42,857
Reinvestment of distributions	33	375	—	—
Shares converted from Class B(b)	—	—	—	—
Shares redeemed	(16,776)	(212,589)	(1,024)	(11,584)
	1,304	9,891	3,053	31,273
Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(b)	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	786	10,000	1,000	10,000
Reinvestment of distributions	2	33	—	—
Shares redeemed	—	—	—	—
	788	10,033	1,000	10,000
Institutional Shares
Shares sold	864,997	10,494,177	300,173	3,062,463
Reinvestment of distributions	3,066	35,077	—	—
Shares redeemed	(181,929)	(2,284,061)	(2)	(21)
	686,134	8,245,193	300,171	3,062,442
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	—	—	1,000	9,998
Reinvestment of distributions	7	75	—	—
Shares redeemed	—	—	—	—
	7	75	1,000	9,998
Class R Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	3	33	—	—
Shares redeemed	—	—	(1)	(10)
	3	33	1,000	10,000
NET INCREASE (DECREASE)	688,236	$8,265,225	306,224	$3,123,713

(a)	Commenced operations on January 31, 2012.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund				Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,233,224	$302,631,754	12,479,928	$276,499,645	17,150,018	$294,266,573	7,242,299	$105,157,992
2,964,499	66,165,624	2,839,166	59,650,884	1,264,232	19,013,728	1,220,980	16,666,374
21,308	518,641	30,359	658,382	7,411	120,916	14,646	207,722
(17,543,354)	(430,721,979)	(20,251,134)	(445,364,324)	(11,933,630)	(199,903,037)	(12,689,251)	(178,758,545)
(2,324,323)	(61,405,960)	(4,901,681)	(108,555,413)	6,488,031	113,498,180	(4,211,326)	(56,726,457)

20,659	435,900	23,933	480,623	24,636	384,779	30,709	412,653
40,326	785,947	50,305	938,689	13,116	184,412	15,992	206,298
(24,356)	(518,641)	(34,128)	(658,382)	(7,929)	(120,916)	(15,516)	(207,722)
(227,035)	(4,852,054)	(297,173)	(5,834,768)	(93,599)	(1,446,910)	(114,983)	(1,551,849)
(190,406)	(4,148,848)	(257,063)	(5,073,838)	(63,776)	(998,635)	(83,798)	(1,140,620)

1,405,412	29,696,309	1,236,535	24,115,016	3,537,266	56,721,898	1,380,478	18,852,885
457,704	8,824,234	422,485	7,807,516	276,804	3,887,979	235,881	3,040,509
(1,909,356)	(40,801,494)	(2,440,814)	(47,349,929)	(1,083,784)	(16,931,575)	(1,793,758)	(24,152,011)
(46,240)	(2,280,951)	(781,794)	(15,427,397)	2,730,286	43,678,302	(177,399)	(2,258,617)

34,727,613	919,287,356	33,459,444	791,179,267	23,251,789	407,963,732	6,684,343	97,137,207
5,195,727	125,061,145	4,498,137	100,983,169	793,208	12,285,172	722,281	10,097,488
(34,564,391)	(917,322,619)	(57,238,667)	(1,365,933,364)	(4,622,412)	(80,411,154)	(13,499,985)	(191,048,721)
5,358,949	127,025,882	(19,281,086)	(473,770,928)	19,422,585	339,837,750	(6,093,361)	(83,814,026)

518,500	12,411,028	603,262	13,213,280	240,416	3,995,304	189,054	2,711,034
140,297	3,068,305	121,131	2,500,144	6,203	92,110	5,394	72,774
(875,381)	(21,050,652)	(884,568)	(19,276,595)	(225,941)	(3,737,411)	(187,351)	(2,599,588)
(216,584)	(5,571,319)	(160,175)	(3,563,171)	20,678	350,003	7,097	184,220

1,539,363	38,563,477	1,414,402	32,013,233	3,131,544	53,476,928	1,586,072	23,092,898
241,799	5,476,736	166,081	3,529,228	153,792	2,345,328	109,459	1,510,525
(1,549,017)	(40,081,976)	(996,769)	(22,440,530)	(1,333,056)	(22,260,249)	(955,561)	(13,736,580)
232,145	3,958,237	583,714	13,101,931	1,952,280	33,562,007	739,970	10,866,843

968,929	23,646,249	1,103,996	24,291,151	458,086	7,578,430	467,680	6,663,220
170,855	3,762,069	123,114	2,560,779	63,446	941,534	58,489	790,187
(716,411)	(17,514,530)	(537,873)	(11,888,915)	(439,434)	(7,227,749)	(411,670)	(5,891,920)
423,373	9,893,788	689,237	14,963,015	82,098	1,292,215	114,499	1,561,487
3,236,914	$67,470,829	(24,108,848)	$(578,325,801)	30,632,182	$531,219,822	(9,704,318)	$(131,327,170)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,239,874	$14,385,523	4,642,961	$46,368,395
Reinvestment of distributions	1,197,404	12,752,339	29,590	295,906
Shares converted from Class B(a)	4,049	47,035	8,375	81,778
Shares redeemed	(10,957,113)	(126,479,116)	(9,398,894)	(97,114,411)
	(8,515,786)	(99,294,219)	(4,717,968)	(50,368,332)
Class B Shares
Shares sold	5,019	51,369	10,625	105,936
Reinvestment of distributions	9,625	92,882	—	—
Shares converted to Class A(a)	(4,478)	(47,035)	(9,153)	(81,778)
Shares redeemed	(58,620)	(616,716)	(65,774)	(603,941)
	(48,454)	(519,500)	(64,302)	(579,783)
Class C Shares
Shares sold	206,430	2,125,543	49,492	493,305
Reinvestment of distributions	51,981	502,138	—	—
Shares redeemed	(203,912)	(2,177,359)	(249,916)	(2,412,589)
	54,499	450,322	(200,424)	(1,919,284)
Institutional Shares
Shares sold	8,900,827	107,141,001	9,078,777	92,535,724
Reinvestment of distributions	1,427,641	15,775,437	145,345	1,504,317
Shares redeemed	(12,705,100)	(152,927,521)	(13,554,630)	(145,862,912)
	(2,376,632)	(30,011,083)	(4,330,508)	(51,822,871)
Service Shares
Shares sold	9,067	101,589	4,351	47,378
Reinvestment of distributions	495	5,271	—	—
Shares redeemed	(7,368)	(85,195)	(2)	(18)
	2,194	21,665	4,349	47,360
Class IR Shares
Shares sold	42,909	516,009	26,562	279,629
Reinvestment of distributions	2,447	27,085	—	—
Shares redeemed	(3,065)	(37,792)	(12,184)	(136,839)
	42,291	505,302	14,378	142,790
Class R Shares
Shares sold	78	947	—	—
Reinvestment of distributions	31	331	—	—
Shares redeemed	(7)	(77)	—	—
	102	1,201	—	—
NET DECREASE	(10,841,786)	$(128,846,312)	(9,294,475)	$(104,500,120)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund
For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012
Shares	Dollars	Shares	Dollars

3,330,212	$47,276,729	4,457,690	$56,545,968
—	—	—	—
61,708	875,582	100,055	1,233,162
(5,945,671)	(84,620,365)	(8,195,427)	(99,752,966)
(2,553,751)	(36,468,054)	(3,637,682)	(41,973,836)

15,936	196,123	23,354	273,568
—	—	—	—
(68,269)	(875,582)	(109,787)	(1,233,162)
(170,534)	(2,181,855)	(251,907)	(2,866,147)
(222,867)	(2,861,314)	(338,340)	(3,825,741)

467,402	5,940,736	508,668	5,813,555
—	—	—	—
(897,831)	(11,406,789)	(1,197,561)	(13,657,384)
(430,429)	(5,466,053)	(688,893)	(7,843,829)

2,471,966	37,461,563	1,875,402	24,313,242
—	—	—	—
(1,525,248)	(22,983,417)	(2,941,535)	(37,120,645)
946,718	14,478,146	(1,066,133)	(12,807,403)

261,208	3,647,817	1,450,494	16,969,227
—	—	—	—
(399,276)	(5,608,576)	(1,585,284)	(19,177,207)
(138,068)	(1,960,759)	(134,790)	(2,207,980)

94,442	1,402,956	20,030	271,884
—	—	—	—
(108,526)	(1,590,117)	(43,385)	(568,560)
(14,084)	(187,161)	(23,355)	(296,676)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(2,412,481)	$(32,465,195)	(5,889,193)	$(68,955,465)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2013

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Fund

	For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	81,129	$1,130,629	47,129	$523,773
Reinvestment of distributions	1,660	20,678	3,236	35,118
Shares redeemed	(159,626)	(2,156,641)	(69,803)	(786,446)
	(76,837)	(1,005,334)	(19,438)	(227,555)
Class C Shares
Shares sold	2,333	31,696	5,114	58,024
Reinvestment of distributions	—	—	130	1,397
Shares redeemed	(6,705)	(89,789)	(5,320)	(62,172)
	(4,372)	(58,093)	(76)	(2,751)
Institutional Shares
Shares sold	73,713	997,650	150,543	1,751,835
Reinvestment of distributions	4,954	61,836	5,516	59,956
Shares redeemed	(74,640)	(984,023)	(130,594)	(1,400,473)
	4,027	75,463	25,465	411,318
Class IR Shares
Shares sold	8,128	104,750	5,209	60,500
Reinvestment of distributions	100	1,243	112	1,222
Shares redeemed	(2,182)	(27,120)	(22,101)	(240,805)
	6,046	78,873	(16,780)	(179,083)
Class R Shares
Shares sold	2,465	32,227	—	—
Reinvestment of distributions	5	60	11	115
Shares redeemed	(2)	(22)	—	—
	2,468	32,265	11	115
NET INCREASE (DECREASE)	(68,668)	$(876,826)	(10,818)	$2,044

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Concentrated Growth Fund, Flexible Cap Growth Fund, Focused Growth Fund, Growth Opportunities Fund, Small/Mid Cap Growth Fund, Strategic Growth Fund, Technology Tollkeeper Fund, and U.S. Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at August 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2013

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Focused Growth Fund				Growth Opportunities Fund
Share Class	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*
Class A
Actual	$1,000.00	$1,077.00		$5.97	$1,000.00	$1,062.30		$6.55	$1,000.00	$1,090.30		$6.64	$1,000.00	$1,046.90		$6.40	$1,000.00	$1,091.80		$7.12
Hypothetical 5% return	1,000.00	1,019.46	+	5.80	1,000.00	1,018.85	+	6.41	1,000.00	1,018.85	+	6.41	1,000.00	1,018.95	+	6.31	1,000.00	1,018.40	+	6.87
Class B
Actual	1,000.00	1,073.20		9.88	1,000.00	1,058.10		10.43	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,087.40		11.05
Hypothetical 5% return	1,000.00	1,015.68	+	9.60	1,000.00	1,015.07	+	10.21	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.62	+	10.66
Class C
Actual	1,000.00	1,073.30		9.88	1,000.00	1,058.10		10.43	1,000.00	1,085.60		10.57	1,000.00	1,043.90		10.25	1,000.00	1,087.40		11.05
Hypothetical 5% return	1,000.00	1,015.68	+	9.60	1,000.00	1,015.07	+	10.21	1,000.00	1,015.07	+	10.21	1,000.00	1,015.17	+	10.11	1,000.00	1,014.62	+	10.66
Institutional
Actual	1,000.00	1,079.20		3.88	1,000.00	1,064.00		4.47	1,000.00	1,091.50		4.53	1,000.00	1,050.00		4.34	1,000.00	1,094.10		5.01
Hypothetical 5% return	1,000.00	1,021.47	+	3.77	1,000.00	1,020.87	+	4.38	1,000.00	1,020.87	+	4.38	1,000.00	1,020.97	+	4.28	1,000.00	1,020.42	+	4.84
Service
Actual	1,000.00	1,076.40		6.49	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,091.60		7.64
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.90	+	7.38
Class IR
Actual	1,000.00	1,078.60		4.66	1,000.00	1,063.20		5.25	1,000.00	1,090.50		5.32	1,000.00	1,049.20		5.17	1,000.00	1,093.20		5.80
Hypothetical 5% return	1,000.00	1,020.72	+	4.53	1,000.00	1,020.11	+	5.14	1,000.00	1,020.11	+	5.14	1,000.00	1,020.16	+	5.09	1,000.00	1,019.66	+	5.60
Class R
Actual	1,000.00	1,076.00		7.27	1,000.00	1,060.50		7.84	1,000.00	1,088.70		7.95	1,000.00	1,046.00		7.68	1,000.00	1,090.60		8.43
Hypothetical 5% return	1,000.00	1,018.20	+	7.07	1,000.00	1,017.59	+	7.68	1,000.00	1,017.59	+	7.68	1,000.00	1,017.69	+	7.58	1,000.00	1,017.14	+	8.13

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2013 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
Share Class	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*	Beginning Account Value 3/1/13	Ending Account Value 8/31/13		Expenses Paid for the 6 months ended 8/31/13*
Class A
Actual	$1,000.00	$1,120.90		$7.16	$1,000.00	$1,075.20		$6.02	$1,000.00	$1,077.30		$7.85	$1,000.00	$1,104.60		$6.26
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,019.41	+	5.85	1,000.00	1,017.64	+	7.63	1,000.00	1,019.26	+	6.01
Class B
Actual	1,000.00	1,116.70		11.10	1,000.00	1,071.60		9.92	1,000.00	1,073.80		11.76	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.72	+	10.56	1,000.00	1,015.63	+	9.65	1,000.00	1,013.86	+	11.42	N/A	N/A		N/A
Class C
Actual	1,000.00	1,116.80		11.10	1,000.00	1,075.20		9.94	1,000.00	1,073.80		11.76	1,000.00	1,100.40		10.22
Hypothetical 5% return	1,000.00	1,014.72	+	10.56	1,000.00	1,015.63	+	9.65	1,000.00	1,013.86	+	11.42	1,000.00	1,015.48	+	9.80
Institutional
Actual	1,000.00	1,123.10		5.03	1,000.00	1,077.50		3.93	1,000.00	1,079.90		5.77	1,000.00	1,106.60		4.14
Hypothetical 5% return	1,000.00	1,020.47	+	4.79	1,000.00	1,021.42	+	3.82	1,000.00	1,019.66	+	5.60	1,000.00	1,021.27	+	3.97
Service
Actual	1,000.00	1,120.00		7.64	1,000.00	1,076.20		6.54	1,000.00	1,076.60		8.37	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.00	+	7.27	1,000.00	1,018.90	+	6.36	1,000.00	1,017.14	+	8.13	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,122.10		5.83	1,000.00	1,077.40		4.71	1,000.00	1,078.80		6.55	1,000.00	1,105.90		4.94
Hypothetical 5% return	1,000.00	1,019.71	+	5.55	1,000.00	1,020.67	+	4.58	1,000.00	1,018.90	+	6.36	1,000.00	1,020.52	+	4.74
Class R
Actual	1,000.00	1,119.60		8.44	1,000.00	1,075.40		7.11	N/A	N/A		N/A	1,000.00	1,103.00		7.58
Hypothetical 5% return	1,000.00	1,017.24	+	8.03	1,000.00	1,018.35	+	6.92	N/A	N/A		N/A	1,000.00	1,018.00	+	7.27

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	1.14%	1.89%	1.89%	0.74%	1.24%	0.89%	1.39%
Concentrated Growth	1.26	2.01	2.01	0.86	N/A	1.01	1.51
Flexible Cap Growth	1.26	N/A	2.01	0.86	N/A	1.01	1.51
Focused Growth Fund	1.24	N/A	1.99	0.84	N/A	1.00	1.49
Growth Opportunities	1.35	2.10	2.10	0.95	1.45	1.10	1.60
Small/Mid Cap Growth	1.34	2.09	2.09	0.94	1.44	1.09	1.59
Strategic Growth	1.15	1.90	1.90	0.75	1.25	0.90	1.34
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	1.25	N/A
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth, Goldman Sachs Concentrated Growth, Goldman Sachs Flexible Cap Growth, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth Opportunities, Goldman Sachs Small/Mid Cap Growth, Goldman Sachs Strategic Growth, Goldman Sachs Technology Tollkeeper and Goldman Sachs U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and U.S. Equity Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees payable by the Funds (except for the Technology Tollkeeper and U.S. Equity Funds) and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except for the Focused Growth Fund, which commenced operations in 2012) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information for each Fund (including the Focused Growth Fund) prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each applicable Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark (comparative information for the one-year period ended March 31, 2013 was provided for the Focused

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Growth Fund). As part of this review, they considered the investment performance trends of the Funds (with the exception of the Focused Growth Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and U.S. Equity Funds’ performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Capital Growth Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2013. They noted that the Concentrated Growth Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the ten-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. The Trustees observed that the Flexible Cap Growth Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2013. The Trustees noted that the Growth Opportunities Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods, in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2013. They observed that the Small/Mid Cap Growth Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2013. The Trustees noted that the Strategic Growth Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods, in the third quartile for the three-year period, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2013. They observed that the Technology Tollkeeper Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2013. They noted that the Technology Tollkeeper Fund’s benchmark (the NASDAQ Composite Index) provides an imperfect performance comparison for the Fund because the Fund has a narrower investment focus than the benchmark. The Trustees noted that the U.S. Equity Fund had placed in the first quartile of its peer group for the one-year period, had placed in the third quartile for the three-year period, and had underperformed its benchmark index for the one- and three-year periods ended March 31, 2013. The Trustees noted that the Focused Growth Fund had launched on January 31, 2013 and did not yet have a meaningful performance history.

As to the Funds that had been operating for at least two full years, the Trustees took note of the improved performance of their Class A Shares relative to the Funds’ respective peer groups for the one-year period ended March 31, 2013. They also considered the generally positive effects of certain personnel and process enhancements, including the addition of certain key hires in 2011, but noted the departure of several senior portfolio management personnel in April 2013.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees payable by the Funds (except for the Technology Tollkeeper and U.S. Equity Funds) and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Capital Growth Fund that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011 (2012 only for the Focused Growth Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund
First $1 billion	1.00%	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	0.90	1.00
Next $3 billion	0.80	0.86	0.86	0.86	0.90
Next $3 billion	0.80	0.84	0.84	0.84	0.86
Over $8 billion	0.80	0.82	0.82	0.82	0.84

Average Daily Net Assets	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund
First $1 billion	1.00%	1.00%	1.00%	0.70%
Next $1 billion	1.00	0.90	0.90	0.63
Next $3 billion	0.90	0.86	0.86	0.60
Next $3 billion	0.86	0.84	0.84	0.59
Over $8 billion	0.84	0.82	0.82	0.58

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive certain fees payable by the Funds (except for the Technology Tollkeeper and U.S. Equity Funds) and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	106	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	106	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	106	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Advisory Board Members

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Herbert J. Markley Age: 63	Advisory Board Member	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007).	104	None
Roy W. Templin Age: 53	Advisory Board Member	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012).	104	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2013, the Trust consisted of 91 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2013, 100%, 100%, 39.96%, 100%, 16.93%, 80.24% and 96.40% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds designate $1,382,518, $243,106,262, $25,395,372, and $27,386,880, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2013.

For the year ended August 31, 2013, 23.32% of the dividends paid from net investment company taxable income by the Small/Mid Cap Growth Fund, and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Focused Growth, Growth Opportunities, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2013, the Focused Growth, Growth Opportunities, and Small/Mid Cap Growth Funds designate $8,183, $34,597,976 and $17,149,618, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $739.4 billion in assets under management as of June 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals seek to bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley*

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin*

*Effective as of October 15, 2013.

OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of August 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 112223.MF.MED.TMPL/10/2013 EQGRWAR13/197K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,161	$2,865,276	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$0	Other attest services.

Tax Fees:

• PwC	$816,858	$661,025	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$2,063,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2013 and August 31, 2012 were approximately $819,198 and $661,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 25, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 25, 2013